UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

EXPLANATORY NOTE - “The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2024 , originally filed with the Securities and Exchange Commission on June 07, 2024, (Accession Number 0001398344-24-011430), to retroactively adjust the capital shares and values to the financial statements to reflect the stock split for AXS Astoria Inflation Sensitive ETF impacting the following components to the financial statements: Capital Shares and Values on Statements of Assets and Liabilities, Capital Shares Transactions on Statements of Changes in Net Assets and Financial Highlights with cross-referenced notes of the Form N-CSR. The effect of these adjustments had no impact to the net assets of the ETF. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein in any way.”

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AXS Astoria Inflation Sensitive ETF

(PPI)

AXS Change Finance ESG ETF

(CHGX)

AXS Green Alpha ETF

(NXTE)

AXS Esoterica NextG Economy ETF

(WUGI)

ANNUAL REPORT

MARCH 31, 2024

AXS ETFs

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	14
Schedule of Investments	19
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	40
Financial Highlights	44
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	62
Supplemental Information	64
Expense Examples	76

This report and the financial statements contained herein are provided for the general information of the shareholders of the AXS ETFs. This report is not authorized for distribution to prospective investors in the ETFs unless preceded or accompanied by an effective prospectus.

www.axsinvestments.com

March 31, 2024

Dear Fellow Shareholders:

The AXS Astoria Inflation Sensitive ETF (PPI) returned 30.06% during the 1-year period ending 3/31/2024, while its benchmark (70% MSCI All Country World Index, 20% Bloomberg Commodity Index, and 10% Bloomberg US TIPS 1-3 Year) Index returned 16.32%. The ETF was incepted on 12/29/2021 and is an actively managed strategy.

Relevant Indicators: 1-Year Period Ending 3/31/2024

The S&P 500 Index returned 29.88% during the 1-year period ending 3/31/2024 and the MSCI All Country World Index was up 23.22%.

While the Bloomberg Composite Crude Oil Index increased by 21.29% and the S&P Energy Select Sector Index gained 18.03%, the Bloomberg Commodity Index fell 0.56%.

Longer duration assets such as the growth heavy NASDAQ-100 Index was up 39.65% while the S&P U.S. Government Bond 20+ Year Index declined 7.50%.

The bond market was up despite interest rates rising with the Bloomberg US Aggregate Bond Index increasing by 1.70%.

The yield on the US 10-year Treasury increased from 3.49% on 3/31/2023, to 4.20% on 3/31/2024, and the Bloomberg US Corporate Investment Grade Index was up 4.43%.

The VIX Index declined 30.43% for the period.

Inflation Readings

The CPI (Consumer Price Index) was up 3.2% year over year in February, printing slightly hotter than the 3.1% consensus and down slightly from January’s 3.1% increase. Month over month, February CPI rose by 0.4%, level with the forecast but increasing from the prior month’s 0.3% gain.

Core CPI (excluding food and energy) rose 3.8% year over year in February, just above the 3.7% expectation but down from January’s 3.9% print. Month over month, the February figure was up 0.4%, slightly exceeding the 0.3% estimate but in line with the previous month’s 0.4% reading.

The Personal Consumption Expenditure Index (commonly referred to as “PCE”) increased 2.5% year over year in February, matching the 2.5% consensus but increasing from January’s 2.4% measure. Month over month, February PCE rose 0.3%, just below both the 0.4% forecast and prior month’s 0.4% reading.

Core PCE (excluding food and energy) was up 2.8% year over year in February, level with the expectation and easing slightly from January’s 2.9% measure. The February number rose 0.3% month over month, in line with the estimate but down from the previous month’s 0.5%.

www.astoriaadvisors.com	March 31, 2024	212.381.6185 | Twitter: @AstoriaAdvisors

Fed Actions

The Federal Reserve kept interest rates unchanged at the March FOMC meeting, leaving the fed funds rate at the 5.25–5.50% range. Recent inflation readings for both January and February remain elevated, causing the bond market to slash its start of year rate cut forecast from six 25 bps cuts to just three.

However, Fed Chairman Jerome Powell expressed the hotter inflation data has not changed Fed’s view on the broader disinflation trend. “I think they haven’t really changed the overall story, which is that of inflation moving down gradually on a sometimes bumpy road toward 2%,” Powell stated.

Market participants were relieved that the updated median dot plot remained unchanged, still forecasting three cuts for the year, as there was anticipation one would be removed. The updated Summary of Economic Projections also revealed that the Fed expects real GDP to grow 2.1% in 2024, up from the December estimate of 1.4%, as the US economy remains resilient.

Moreover, when asked if continued strength in the labor market would alter the Fed’s path, Powell responded, “Strong hiring in and of itself would not be a reason to hold off on rate cuts.” As of March 31st, 2024, there is a 61% chance that the first cut will occur in June per the CME FedWatch Tool.

Performance as of 3/31/2024

(%)	Q1 2024	YTD	1 YR	SINCE INCEPTION
NAV	15.81	15.81	29.52	14.15
Market Price	16.48	16.48	30.06	14.28
Blended Benchmark*	6.26	6.26	16.32	3.62

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. One cannot invest in an index. Inception date is 12/29/2021. *Since Inception returns are annualized. Benchmark represents 70% MSCI All Country World Index, 20% Bloomberg Commodity Total Return Index and 10% Bloomberg US TIPS 1-3 Year Index.

Performance Analysis: Q1 2024

The Fund returned 16.48% for the quarter. Equities positively contributed to the lion share of the ETF’s return, while both commodities and our fixed income positions marginally increased the ETF’s performance.

www.astoriaadvisors.com	March 31, 2024	212.381.6185 | Twitter: @AstoriaAdvisors

Equities

Below are the largest contributors and detractors to Fund performance from equities. EMCOR Group, Inc. (5.13% of PPI as of 3/31/2024) gained 62.69% for the period overall and accounted for 2.01% of the ETF’s performance.

LARGEST CONTRIBUTORS	Contribution	% of PPI
EMCOR Group, Inc.	2.01%	5.13%
Rolls-Royce Holdings plc	1.17%	3.75%
Rheinmetall AG	0.99%	1.38%
SCREEN Holdings Co., Ltd	0.87%	2.86%
Valero Energy Corporation	0.74%	2.75%

The largest detractor was BHP Group Ltd (0% of PPI as of 3/31/20241), which fell 13.94% for the period overall and detracted 0.42% of the ETF’s performance.

LARGEST DETRACTORS	Contribution	% of PPI
BHP Group Ltd	-0.42%	0%[1]
Rio Tinto plc	-0.27%	1.22%
Fortescue Ltd	-0.20%	0.78%
Nutrien Ltd.	-0.19%	0%[2]
Pilbara Minerals Limited	-0.17%	1.71%

1-2	BHP Group Ltd and Nutrien Ltd. were sold completely on January 25th, 2024. Please see the Portfolio Changes section below for more details on the changes in reference to these securities.

Commodities

For the period, the SPDR Gold MiniShares Trust (GLDM; 4.78% of PPI as of 3/31/2024) was up 7.68% and contributed 0.37% to the ETF’s performance. Additionally, the WisdomTree Enhanced Commodity Strategy Fund (GCC; 0.94% of PPI as of 3/31/2024) rose 8.86%, adding 0.13% to the ETF’s return.

Fixed Income

TIPS (Treasury Inflation-Protected Securities) produced positive returns as both the iShares 0-5 Year TIPS Bond ETF (STIP; 3.19% of PPI as of 3/31/2024) and the Vanguard Short-Term Inflation-Protected Securities ETF (VTIP; 3.15% of PPI as of 3/31/2024) were up for the period (+0.85% and +0.84%, respectively), positively contributing to the ETF’s performance (adding 0.03% and 0.03%, respectively).

www.astoriaadvisors.com	March 31, 2024	212.381.6185 | Twitter: @AstoriaAdvisors

Portfolio Changes: Q1 2024

On January 25, 2024, we executed a rebalance in which our stock selection and screening process was reviewed.

Positions Sold

Given their quantitative ranking scores declined, we sold completely out of the following stocks (0% in PPI as of 3/31/2024):

• ABB Ltd. • AGCO Corporation • BHP Group Ltd • Chevron Corporation • Disco Corporation	• Nutrien Ltd. • Olin Corporation • Sumitomo Corporation • Tourmaline Oil Corp.

Positions Purchased

As their quantitative ranking scores were superior, the following stocks were purchased (% represents weighting in PPI as of 3/31/2024):

• Advanced Drainage Systems, Inc. (1.14%)

• Agnico Eagle Mines Limited (1.04%)

• Air Liquide SA (0.97%)

• ANA Holdings Inc. (0.84%)

• Caterpillar Inc. (1.43%)

• Celanese Corporation (1.70%)

• Cenovus Energy Inc. (1.24%)

• CF Industries Holdings, Inc. (0.94%)

• Cheniere Energy, Inc. (0.85%)

• EMCOR Group, Inc. (5.13%)

• Exxon Mobil Corporation (1.72%)

• Hitachi,Ltd. (2.08%)

• Holcim Ltd (1.08%)

• LyondellBasell Industries NV (0.93%)

• Marathon Petroleum Corporation (1.11%)

• Marubeni Corporation (1.07%)

• PACCAR Inc (2.42%)

• Pioneer Natural Resources Company (1.36%)

• Repsol SA (1.04%)

• Rolls-Royce Holdings plc (3.75%)

• RPM International Inc. (0.96%)

• SCREEN Holdings Co., Ltd (2.86%)

• Tokyo Electron Ltd. (1.75%)

• TotalEnergies SE (0.94%)

Other stocks already in PPI were bought or sold to bring our sector weights, as well as our US and Non-US exposures, in accordance with their target ranges.

We slightly increased our overall equity allocation at the expense of a portion of commodities as we feel equities will fare well in the accommodative environment ahead. In doing so, we increased the number of stocks from 30 to 45 to for diversification. We also increased our US equity allocation relative to our Non-US equity allocation as many US macro-economic indicators have or are expected to improve in anticipation of lower rates and a Fed pivot. However, we still have strong views on Japan, and it is our largest country weight behind the US.

Additionally, we slightly increased our overall fixed income allocation at the expense of a portion of commodities as TIPS again have positive real rates and inflation is still not priced in as a resurging risk.

Within the remaining commodities allocation, we trimmed our more cyclical exposures and increased our outright gold exposures as the price of the yellow metal has recently broke out to a new high. The lower rate environment ahead should also bode well for the asset.

www.astoriaadvisors.com	March 31, 2024	212.381.6185 | Twitter: @AstoriaAdvisors

Current and Prospective Economic Outlook

We entered 2024 more bullish than we’ve been in the last two years. We believe better margins (due to artificial intelligence-enhanced productivity), an earnings recovery, and an accommodative Fed will be catalysts for equities, and we think these dynamics will continue to provide support throughout 2024.

In the past few years, the market has dealt with aggressive rate hikes, rampant inflation, fear of recession, and an earnings recession. Those variables have meaningfully improved and, in some cases, have reversed. Inflation has eased (granted, not conquered), the recession that seemed imminent now appears less likely to take place, and we’ve experienced two quarters of earnings growth. Additionally, many of the various economic indicators we monitor are now inflecting higher.

Moreover, we remain bullish on inflation sensitive/real assets, specifically industrials, energy, and materials. They maintain cheap valuations, have the potential to benefit from resurging inflation and deglobalization, and are significantly under owned versus history.

In the commodities space, we also still find gold attractive as uncertainty around rate cut timing remains and the asset has historically posted positive returns in the months after the first rate cut.

We are grateful for your continued trust and support.

Sincerely, The Investment Team at Astoria Portfolio Advisors LLC.

The views in this letter were as of March 31, 2024, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Commentary provided by Astoria Portfolio Advisors, who serves as the Sub-Adviser for AXS Astoria Inflation Sensitive ETF and is not affiliated with AXS Investments. Holdings are subject to change and should not be considered investment advice.

Disclosures

This material must be preceded or accompanied by a prospectus

There is no guarantee the sectors or asset classes the advisor identifies will benefit from inflation. Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors.

Equity Securities Risk: Equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or in only a particular country, company, industry or sector of the market.

Commodities Risk: Commodity prices can have significant volatility, and exposure to commodities can cause the value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of commodities may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, and factors affecting a particular region, industry or commodity.

Futures Contracts Risk: The Fund expects that certain of the Underlying ETFs in which it invests will utilize futures contracts for its commodities investments. The risk of a position in a futures contract may be very large compared to the relatively low level of margin the Underlying ETF is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The prices of futures contracts may not correlate perfectly with movements in the securities or index underlying them.

www.astoriaadvisors.com	March 31, 2024	212.381.6185 | Twitter: @AstoriaAdvisors

TIPS Risk: Principal payments for Treasury Inflation-Protection Securities are adjusted according to changes in the Consumer Price Index (CPI). While this may provide a hedge against inflation, the returns may be relatively lower than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s exposure to U.S. Treasury obligations to decline.

Index descriptions

The following descriptions, while believed to be accurate, are in some cases abbreviated versions of more detailed or comprehensive definitions available from the sponsors or originators of the respective indices. Please refer to each such sponsor’s website for more detailed index information.

The past performance of an index is not a guarantee of future results.

Each index reflects an unmanaged universe of securities without any deduction for advisory fees or other expenses that would reduce actual returns, as well as the reinvestment of all income and dividends. An actual investment in the securities included in the index would require an investor to incur transaction costs, which would lower the performance results.

Indices are not actively managed, and investors cannot invest directly in the indices.

NASDAQ-100 Index: The Nasdaq 100 Index is a basket of the 100 largest, most actively traded U.S companies listed on the Nasdaq stock exchange. The index includes companies from various industries except for the financial industry, like commercial and investment banks.

S&P 500® Index: The S&P 500® Index is an unmanaged, capitalization-weighted index designed to measure the performance of the broad US economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P 500® Energy: The S&P 500® Energy index comprises those companies included in the S&P 500 that are classified as members of the GICS® energy sector.

MSCI All Country World Index: The MSCI All Country World Index is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 24 emerging markets. As of June 2021, it covers more than 2,900 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. The index is built using MSCI’s Global Investable Market Index (GIMI) methodology, which is designed to take into account variations reflecting conditions across regions, market cap sizes, sectors, style segments and combinations.

Bloomberg Commodity Index: The Bloomberg Commodity Index (“BCOM” or the “Index”) is designed to be a highly liquid and diversified benchmark for commodity investments. BCOM provides broad-based exposure to commodities and no single commodity or sector dominates the Index. The indices use a consistent, systematic process to represent the commodity markets. A commodity index should fairly represent the importance of a diversified group of commodities to the world economy. To achieve a fair representation, BCOM uses both liquidity data and U.S. -dollar-weighted production data in determining the relative quantities of included commodities. BCOM Index purports to provide diversified exposure to commodities as an asset class.

Bloomberg Composite Crude Oil Index: The Bloomberg Composite Crude Oil Index Formerly known as Dow Jones-UBS Composite Crude Oil Subindex (DJUBSCR), the index is composed of futures contracts on WTI and Brent Crude Oil.

Bloomberg US Aggregate Bond Index: The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

www.astoriaadvisors.com	March 31, 2024	212.381.6185 | Twitter: @AstoriaAdvisors

Bloomberg U.S. 1-3 Year Treasury Bond Index: The Bloomberg U.S. 1-3 Year Treasury Bond Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years.

S&P U.S. Government Bond 20+ Year Index: The S&P U.S. Treasury Bond 20+ Year Index is designed to measure the performance of U.S. Treasury bonds maturing in 20 or more years.

Bloomberg US Corporate Investment Grade Index: The Index measures the performance of the long-dated, investment grade U.S. corporate bond market. Only bonds that have a maturity of more than ten years are included. Securities must be fixed rate, U.S. dollar denominated, taxable and rated investment grade as defined by the Index methodology.

VIX® Index: Cboe Global Markets revolutionized investing with the creation of the Cboe Volatility Index® (VIX® Index), the first benchmark index to measure the market’s expectation of future volatility. The VIX Index is based on options of the S&P 500® Index, considered the leading indicator of the broad U.S. stock market. The VIX Index is recognized as the world’s premier gauge of U.S. equity market volatility. The VIX Index is used as a barometer for market uncertainty, providing market participants and observers with a measure of constant, 30-day expected volatility of the broad U.S. stock market. The VIX Index is not directly tradable, but the VIX methodology provides a script for replicating volatility exposure with a portfolio of SPX options, a key innovation that led to the creation of tradable VIX futures and options.

Glossary

Price to Earnings Ratio (P/E): The price-to-earnings ratio (P/E ratio) is a ratio used by analysts for valuing a company. The P/E ratio measures a company’s current share price relative to its earnings per share (EPS). The P/E ratio is also referred to as the price multiple or the earnings multiple.

Consumer Price Index (CPI): This index is an inflation measure that calculates the weighted average of prices of a basket of consumer goods and services. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them. The CPI measures items such as food, beverages, housing, apparel, transportation, medical care, recreation, education, communication, and other personal goods and services, such as tobacco and smoking products, and haircuts.

Producer Price Index (PPI): This index is an inflation measure that looks at the prices that producers pay and measures changes in the sale prices for the entire domestic market of raw goods and services. These goods and services are bought by consumers from their primary producers, bought indirectly from retail sellers, or purchased by producers themselves. The industries that comprise the PPI include mining, manufacturing, agriculture, fishing, forestry, natural gas, electricity, construction, waste, and scrap materials.

Personal Consumption Expenditure Index (PCE): The index is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior. It is a primary measure of consumer spending on goods and services in the U.S. economy. It accounts for about two-thirds of domestic final spending, and thus it is the primary engine that drives future economic growth. PCE shows how much of the income earned by households is being spent on current consumption as opposed to how much is being saved for future consumption. PCE also provides a comprehensive measure of types of goods and services that are purchased by households. Thus, for example, it shows the portion of spending that is accounted for by discretionary items, such as motor vehicles, or the adjustments that consumers make to changes in prices, such as a sharp run-up in gasoline prices.

www.astoriaadvisors.com	March 31, 2024	212.381.6185 | Twitter: @AstoriaAdvisors

Dear Shareholders,

As we reflect on the fiscal year from April 1, 2023, to March 31, 2024 which the AXS Change Finance ESG ETF (the “Fund”) closed with $127.4 million in assets under management, we extend our deepest gratitude for your continued trust and support in the AXS Change Finance ESG ETF. Your investment underscores a shared commitment to not only fostering financial growth but also to advancing a sustainable future. This period has been marked by significant milestones and challenges alike, yet our dedication to our mission remains steadfast.

The fiscal year presented a complex tapestry of economic signals, from the initial grim forecasts to a remarkable turnaround marked, ultimately, by a very strong return of 28.14% for the AXS Change Finance ESG ETF (the “Fund”), just a bit shy of the benchmark S&P 500 which returned 29.88%. This resilience, spurred by strategic policy shifts and robust economic indicators, underscores the dynamic nature of the markets we navigate. Despite periods of volatility, catalyzed by consumer pressures and global uncertainties, the subsequent recovery highlights the inherent potential for growth and renewal within the economy.

The AXS Change Finance ESG ETF has continued to embody our ethos of sustainability, innovation, and ethical corporate behavior. Our fossil fuel-free methodology, despite facing the short-term fluctuations inherent in the energy sector, aﬃrms our long-term vision. This year, strong selection in Information Technology, Industrials, and Materials helped balance selection in Communication Services and Financials that were weaker relative to the benchmark. Our commitment to equal weighting and focus on emerging game-changers aligns us with the next wave of sustainable growth.

Our efforts beyond the trading floor have been equally impactful. Through engagements with portfolio companies and policymakers alike, we’ve championed transparency, ethical governance, and environmental stewardship. Notably, our initiatives around privacy, political transparency, and supply chain integrity have set new benchmarks for corporate responsibility. Our advocacy for robust data protection and ethical sourcing reflects our belief in the power of conscientious investment to drive systemic change.

The SEC’s recent ruling on climate-related disclosures marks a watershed moment in our journey towards transparent and sustainable capital markets. While celebrating this progress, we remain cognizant of the need for comprehensive Scope 3 GHG emissions disclosure. Our advocacy for these standards underscores our belief in the necessity of a full spectrum view of a company’s environmental impact. As ESG investing continues to gain momentum, we are poised to leverage these developments to enhance our fund’s sustainability profile further.

The landscape for ESG investing in 2024 is vibrant with potential. The confluence of regulatory clarity, growing investor demand, and the demonstrable financial merits of ESG-focused strategies heralds a year of significant growth and innovation. As we navigate these promising yet complex waters, we remain committed to our principles of sustainability, equity, and corporate responsibility.

In closing, we extend our heartfelt thanks for your partnership in this journey. Together, we are not only witnessing but actively shaping the evolution of investing towards a model that values people, planet, and profit equally. We look forward to continuing this journey with you, armed with the conviction that our collective actions today will forge a more sustainable and equitable tomorrow.

info@change-finance.com | www.change-finance.com | 303.339.0524

With gratitude,

The Change Finance Team

The views in this letter were as of March 31, 2024 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

IMPORTANT RISK DISCLOSURE

ETFs involve risk including possible loss of principal. There is no assurance that the Fund will achieve its investment objective. Fund holdings are subject to risk and should not be considered recommendations to buy or sell any security.

The Fund may invest a larger portion of its assets in one or more sectors than many other funds, and thus will be more susceptible to negative events affecting those sectors. Market and Equity Risk: The value and market price of an equity security may decline due to general market conditions that may or may not be specifically related to a particular company or industry. Passive investment risk: The Fund invests in securities included in the Index regardless of investment merit. It is not actively managed and generally will not attempt to take defensive positions in declining markets. ESG Investing Risk: The Fund’s ESG policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have such policies. Market Cap Risks: Companies with larger capitalization may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies. Real Estate Risk: Investments in Real Estate Investment Trusts (REITs) involve risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the midpoint between the bid and ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of AXS Change Finance ESG ETF. This and other important information about the Fund is contained in the Prospectus, which can be obtained by visiting www.axsinvestments.com. The Prospectus should be read carefully before investing.

Distributed by ALPS Distributors, Inc., which is not affiliated with AXS.

info@change-finance.com | www.change-finance.com | 303.339.0524

AXS Green Alpha ETF

Management’s Discussion of Fund Performance

FYE March 31, 2024

Dear Fellow Shareholders,

The AXS Green Alpha ETF (NXTE) completed its fiscal year of operations on March 31, 2024. The year was in many ways a continuation of the previous (partial) fiscal year in that it was characterized by a continued period of higher-than-expected inflation in the US, higher-for-longer interest rates than many market observers had been anticipating, and a very dynamic and uncertain geopolitical environment of wars, protectionism, and climate-related shocks. All this has contributed to an environment of market volatility, particularly for growth-stage and more innovative companies, which of course are key areas of focus for Green Alpha’s thesis-driven style of portfolio construction. While we are far from pleased with the trailing fiscal year of relative underperformance, we retain a very high level of conviction in the quality, innovative potential, and market share gaining characteristics of the underlying portfolio companies. In Green Alpha’s signature investing style—combining macro trajectory analysis, identification of risk-mitigating companies, fundamental data, and active, benchmark-agnostic portfolio construction—we benefitted from upside volatility, took advantage of downside volatility, and helped our clients gain market exposure to the Next Economy.

The first quarter of 2024 continued to reveal a more-persistent-than-hoped picture of inflation. While showing significant deceleration compared to 2023 peaks, inflation rates remained stubbornly above central bank targets. This defied earlier expectations of a rapid return to price stability, forcing a retrenchment in interest rate expectations. This, in turn, caused a reversal in NXTE returns during Q1, after a strong performance period in Q4 2023, when markets were anticipating a series of Federal Reserve rate cuts in 2024. But in Q1, the Federal Reserve, and its global counterparts, signaled that rates will likely stay higher for longer than previously anticipated. Stock markets, with their fixation on immediate, and even incorrect but narrative-promoted results, entered a realm of extreme short-termism. Share prices became increasingly volatile, exhibiting rapid reactions to the smallest shifts in inflation data or monetary policy announcements. The focus on short-term fluctuations often overshadowed longer-term trends during the period; therefore, overlooked potential growth opportunities. Disruptive sectors like electric vehicles (EVs) and renewable energy faced misleading criticisms in Q1. Despite visible growth and advancements, narratives emerged suggesting a slowdown in EV demand and the failure of the renewable energy transition. These narratives circulated primarily among market commentators, who focused on short-term share price dips. This underscores a dangerous disconnect between on-the-ground business results and their corresponding stock performance.

Some Key Observations and Themes from the most recent Quarter:

•	Resilient, but Weakening Consumer: Consumer spending, a prime driver of the economy, showed signs of strain due to high prices and borrowing costs. Yet, household balance sheets remained strong, providing a buffer for consumption.
•	The Labor Market Paradox: Job reports continued to defy expectations with low unemployment and robust job growth. This, however, increased wages and contributed to the sticky inflation. It raised concerns about a potential wage-price spiral.
•	Geopolitical Volatility: Renewed geopolitical tensions impacted energy prices and global supply chains, creating further hurdles for policymakers trying to tame inflation.

136 2nd Avenue, Unit D

Niwot, CO 80544

303.993.7856

www.greenalphaadvisors.com

EVs and the Green Transition: A Reality Check

The skepticism directed towards EVs and renewable energy in Q1 stems from a misunderstanding of long-term transformational trends. While short-term fluctuations in demand or input costs exist, the broader trajectory remains undeniably clear:

•	EV Adoption is Accelerating: Sales of EVs continued their upward trend. Major automakers ramped up production to meet demand. Charging infrastructure steadily expanded, further driving adoption. China’s leading EV makers are producing compelling cars at extremely competitive prices relative to internal combustion engine automobiles.
•	Renewable Energy Installations are Soaring: Deployment of wind and solar grew significantly, driven by falling costs and favorable policy support. Storage technologies continued to improve, addressing intermittent supply concerns.

The Stock Market Disconnect

The negative narratives around promising sectors contrasted starkly with their business fundamentals. Many EV manufacturers reported record production and sales in Q1, with strong growth projections. Renewable energy companies announced major capacity expansions. This performance was decoupled from stock valuations, suggesting that the market remains fixated on immediate returns, missing the potential of future growth.

Conclusion

The trailing year, but particularly Q1 2024 demonstrated that taming inflation would be a more arduous task than many had hoped. It also highlighted a market environment where short-term noise reigns, threatening to overshadow promising long-term economic shifts. Discerning investors can navigate this landscape by grounding their decisions on verifiable data–as opposed to on narrative–and a recognition of the transformational forces at play in the global economy.

Performance and Analysis

For the fiscal year ending March 31, 2024, the AXS Green Alpha ETF returned 3.86% vs the MSCI ACWI Investable Market Index return of 22.45%.

On a sector basis, Fund returns were most negatively impacted by Energy and Health Care. Within the Energy Sector, which was responsible for the great majority of underperformance, with the entire set of diversified renewable energy exposure delivering negative contributions. Of the 13 Sector names, representing 15.5% average portfolio weighting for the year, none had positive share price performance, despite many exhibiting very positive business results. Overall, renewables, including portfolio constituents from wind turbine manufacture, solar PV manufacture, battery storage, advanced materials and grids, continued to gain market share away from legacy energy systems, and the trend could clearly be seen to be accelerating. In light of this, it seems improbable to us that narrative-driven negative market sentiment towards the renewables industry can endure indefinitely; on the contrary, we expect appropriate growth-like valuations to be awarded to these companies and their results continue to impress.

Health Care was affected by losses in biotech, with 13 of the 15 positions down for the year (Crispr Therapeutics AG and Arcturus Therapeutics Holdings Inc were the two that were up for the year) as persistently high inflation and interest rates kept markets nervous about growth names over the period. As with Energy, this selling pressure was not driven by intrinsic company news or results; these names are among the leaders and top intellectual property holders in transformative medicine.

The Fund benefited most from investments in the Technology and Real Estate Sectors.

Within Technology, the semiconductor value chain contributed the most to returns, including gains from front-end capital equipment makers, chip designers, and foundry manufacturing. Catalysts for Semis in the period included growing recognition of the importance of semis to the global economy, notably AI and the need for a proliferation of advanced data centers and multiple announcements related to expansion of global production capacity, particularly from Taiwan Semiconductor Manufacturing and Samsung, although only the former is a holding. Gains were also provided by exposure to IBM, which is an innovation powerhouse across AI, digital security, blockchain software and applications, supercomputing, and quantum computing R&D.

From the Real Estate Sector, returns were derived from data center REITs (see Technology, above), and also from select office REITs as the remote work narrative was tempered by return-to-office and hybrid work trends, and as expectations for moderating interest rates contributed to optimism for the industry. In descending order, the top REIT contributors by name were SL Green Realty Corp (a sustainable office leader), Digital Realty Trust (a global leader in data centers), Vornado Realty Trust, Equinix (data centers), and Boston Properties. We will continue to maintain significant exposure in the portfolio to leading real estate owners and operators, as these companies are often first to rally in a plateauing or declining interest rate environment.

At the portfolio level overall, in descending order, the top contributors by name were Applied Materials Inc, Lam Research Corp, Taiwan Semiconductor Manufacturing, Crispr Therapeutics AG, and IBM. The biggest detractors from performance were Pacific Biosciences of California Inc, TPI Composites Inc, Moderna Inc, JinkoSolar Holding Co., Ltd, and Maxeon Solar Technologies Ltd.

Green Alpha Investments in 2024 and Beyond

Green Alpha believes that by year-end 2024 markets are likely to enter a period where our approach has returned to favor. Plateauing and ultimately falling interest rate cycles are extremely positive for a significant portion the portfolio by weight: REITs, renewable energies, biotech (45.14% together, as of March 31, 2024), and accelerating innovation in general. Given this exposure set, we’d argue that our relative underperformance in the trailing year was well moderated by our careful stock selection process, and that when growth returns to favor the strategy is very well positioned. Global slowing will cause interest rate easing, not just the end of tightening, because slowing will cause deflation and also a slowing in hiring.

For 2024, Green Alpha is evaluating economic conditions based on, first, clear evidence that innovation (in select areas) is increasing both economic productivity and environmental sustainability, and second, the sober awareness that the world is in many ways still failing to affect energy and sustainability transitions rapidly enough to prevent irreversible, deleterious outcomes. Within those dynamics and our thesis, we look for opportunities to invest for long-term growth and maximum impact.

Stocks benefiting from multiple tailwinds, and trading at what are now very inexpensive valuations, will continue to be our focus, even though—and even because—this does not correlate with the present environment of short-term market volatility exploitation. The time horizon mismatch between our investment approach and the markets’ is ultimately beneficial: we are simultaneously disappointed in a year of underperformance and excited by the opportunity to invest in compelling Next Economy companies at steep discounts, relative to the future results we expect from them.

Sincerely,

Garvin Jabusch	Jeremy Deems
Chief Investment Officer	Portfolio Manager, CFO, CCO
Green Alpha Investments	Green Alpha Investments

The views in this letter were as of March 31, 2024, and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

During the fiscal year ending March 31, 2024, WUGI returned 56.53% (NAV) and delivered an annualized return of 24.72% since inception. The fund is benchmark agnostic but outperformed the broad equity market S&P 500 Index (29.88%) and the growth-focused Nasdaq 100 Index (39.65%) during the year.

As of March 31, 2024, the semiconductor exposure accounted for 39.0% of the Fund’s total net assets, contributing 43.28% of the total gain during the fiscal year. Being the second-largest dollar allocation in the Fund, the software’s contribution to the performance continued to be underwhelming (12.72%). Internet companies weighed 15.82% of the Fund but only contributed 3.72% of the total return. Auto Manufacturers accounted for 3.9% of the Fund’s total net assets with a -0.49% contribution.

Within the equity exposure, we continued to be positioned toward the large-cap, high-quality growth companies that we believe could weather the market volatilities relatively better. We continue to position the Fund to capture the investment opportunities presented by LLM/GPT as well as broader digital transformation. We anticipate a stable performance of growth technologies equities after a great fiscal year while recognizing that the macro headwinds could be persistent. Having a reasonable amount allocation to cash leaves the fund great flexibility to navigate the macro uncertainty in the near term.

Signature:	Date:	05/7/2024

The views in this letter were as of March 31, 2024 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

AXS Astoria Inflation Sensitive ETF

ETF PERFORMANCE at March 31, 2024 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the AXS Astoria Blended Benchmark Index, Bloomberg Commodity Total Return Index, Bloomberg U.S. TIPS 1-3 Year Index, and MSCI ACWI Index. Results include the reinvestment of all dividends and capital gains.

The AXS Astoria Blended Benchmark Index is composed of 70% MSCI ACWI Index, 20% Bloomberg Commodity Total Return Index, and 10% Bloomberg U.S. TIPS 1-3 Year Index. The Bloomberg Commodity Total Return index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. The Bloomberg U.S. TIPS 1-3 Year Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. The MSCI ACWI Index is a stock index designed to track broad global equity-market performance. The indexes do not reflect expenses, fees, or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2024	1 Year	Since Inception	Inception Date
AXS Astoria Inflation Sensitive ETF (Net Asset Value)	29.52%	14.15%	12/29/21
AXS Astoria Inflation Sensitive ETF (Market Price)	30.06%	14.28%	12/29/21
AXS Astoria Blended Benchmark Index	16.32%	3.62%	12/29/21
Bloomberg Commodity Total Return Index	-0.56%	3.54%	12/29/21
Bloomberg U.S. TIPS 1-3 Year Index	3.59%	1.66%	12/29/21
MSCI ACWI Index	23.22%	3.36%	12/29/21

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (303) 623-2577.

The ETF’s shares are listed on an exchange. The price of the ETF’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 0.76% which was stated in the current prospectus dated July 31, 2023. For the ETF’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

AXS Change Finance ESG ETF

ETF PERFORMANCE at March 31, 2024 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the Change Finance U.S. Large Cap Fossil Fuel Free Index and S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The Change Finance U.S. Large Cap Fossil Fuel Free Index is the underlying index for CHGX, it measures the performance of an equal-weighted portfolio of approximately 100 large to mid-cap equity securities of U.S. listed companies that meet a diverse set of ESG standards. The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The indexes do not reflect expenses, fees, or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2024	1 Year	5 Years	Since Inception	Inception Date
AXS Change Finance ESG ETF (Net Asset Value)	28.14%	13.22%	12.58%	10/9/17
AXS Change Finance ESG ETF (Market Price)	28.26%	13.25%	12.58%	10/9/17
Change Finance U.S. Large Cap Fossil Fuel Free Index	28.90%	13.84%	13.22%	10/9/17
S&P 500 Index	29.88%	15.05%	13.82%	10/9/17

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (303) 623-2577.

The ETF’s shares are listed on an exchange. The price of the ETF’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 0.49% which was stated in the current prospectus dated July 31, 2023. For the ETF’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

AXS Green Alpha ETF

ETF PERFORMANCE at March 31, 2024 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the MSCI ACWI IMI Index. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI IMI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.  The index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of March 31, 2024	1 Year	Since Inception	Inception Date
AXS Green Alpha ETF (Net Asset Value)	4.15%	7.16%	9/27/22
AXS Green Alpha ETF (Market Price)	3.86%	7.12%	9/27/22
MSCI ACWI IMI Index	22.45%	26.52%	9/27/22

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (303) 623-2577.

The ETF’s shares are listed on an exchange. The price of the ETF’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The expense ratio was 1.00% which was stated in the current prospectus dated July 31, 2023. For the ETF’s current one year expense ratios, please refer to the Financial Highlights section of this report.

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

AXS Esoterica NextG Economy ETF

ETF PERFORMANCE at March 31, 2024 (Unaudited)

This graph compares a hypothetical $10,000 investment in the ETF, made at its inception, with a similar investment in the MSCI All Country World Index and S&P 500 Index. Results include the reinvestment of all dividends and capital gains.

The MSCI All Country World Index is a market-cap-weighted global equity index that tracks emerging and developed markets. It currently monitors nearly 3,000 large-and mid-cap stocks in 49 countries. The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The indexes do not reflect expenses, fees, or sales charge, which would lower performance. The indexes are unmanaged and are not available for investment.

Average Annual Total Returns as of March 31, 2024	1 Year	Since Inception	Inception Date
AXS Esoterica NextG Economy ETF (Net Asset Value)	56.53%	24.72%	3/30/20
AXS Esoterica NextG Economy ETF (Market Price)	56.84%	24.67%	3/30/20
MSCI All Country World Index	23.22%	17.09%	3/30/20
S&P 500 Index	29.88%	20.83%	3/30/20

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (303) 623-2577.

The ETF’s shares are listed on an exchange. The price of the ETF’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Gross and net expense ratios were 1.23% and 0.75%, respectively, which were stated in the current prospectus dated July 31, 2023. For the ETF’s current one year expense ratios, please refer to the Financial Highlights section of this report. The ETF’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the ETF to ensure that the total annual ETF’s operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the ETF’s average daily net assets. This agreement is in effect until December 16, 2024, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the ETF’s returns would be lower.

AXS Esoterica NextG Economy ETF

ETF PERFORMANCE at March 31, 2024 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the ETF, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on ETF distributions or the redemption of ETF shares.

AXS Astoria Inflation Sensitive ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS — 79.3%
	AEROSPACE/DEFENSE — 8.7%
12,164	Airbus S.E.	$2,242,769
1,524	Rheinmetall A.G.	857,524
431,915	Rolls-Royce Holdings PLC*	2,328,146
		5,428,439
	AIRLINES — 0.8%
25,100	ANA Holdings, Inc.	524,074

	AUTO MANUFACTURERS — 2.4%
12,141	PACCAR, Inc.	1,504,149

	BUILDING MATERIALS — 2.5%
4,282	Builders FirstSource, Inc.*	893,011
7,383	Holcim A.G.	669,364
		1,562,375
	CHEMICALS — 5.5%
2,894	Air Liquide S.A.	602,725
6,132	Celanese Corp.	1,053,846
7,011	CF Industries Holdings, Inc.	583,385
5,654	LyondellBasell Industries N.V. - Class A	578,291
5,018	RPM International, Inc.	596,891
		3,415,138
	COMMERCIAL SERVICES — 3.1%
2,686	United Rentals, Inc.	1,936,901

	DISTRIBUTION/WHOLESALE — 3.8%
38,500	Marubeni Corp.	664,074
1,694	W.W. Grainger, Inc.	1,723,306
		2,387,380
	ELECTRONICS — 2.8%
13,800	SCREEN Holdings Co., Ltd.	1,777,145

	ENGINEERING & CONSTRUCTION — 5.1%
9,097	EMCOR Group, Inc.	3,185,769

	HAND/MACHINE TOOLS — 1.3%
3,261	Lincoln Electric Holdings, Inc.	832,990

	IRON/STEEL — 5.7%
28,832	Fortescue Ltd.	483,417
3,652	Nucor Corp.	722,731
2,277	Reliance, Inc.	760,928

AXS Astoria Inflation Sensitive ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	IRON/STEEL (Continued)
10,600	Steel Dynamics, Inc.	$1,571,238
		3,538,314
	MACHINERY-CONSTRUCTION & MINING — 3.5%
2,417	Caterpillar, Inc.	885,661
14,200	Hitachi Ltd.	1,290,568
		2,176,229
	METAL FABRICATE/HARDWARE — 1.1%
4,094	Advanced Drainage Systems, Inc.	705,151

	MINING — 3.9%
10,840	Agnico Eagle Mines Ltd.	646,996
424,666	Pilbara Minerals Ltd.	1,061,109
11,934	Rio Tinto PLC	756,344
		2,464,449
	OIL & GAS — 24.6%
23,694	Canadian Natural Resources Ltd.	1,809,201
38,461	Cenovus Energy, Inc.	769,646
26,914	Devon Energy Corp.	1,350,545
13,506	EOG Resources, Inc.	1,726,607
9,202	Exxon Mobil Corp.	1,069,640
78,869	Inpex Corp.	1,198,317
3,431	Marathon Petroleum Corp.	691,346
12,581	Ovintiv, Inc.	652,954
3,224	Pioneer Natural Resources Co.	846,300
38,670	Repsol S.A.	644,830
40,155	Suncor Energy, Inc.	1,483,354
8,551	TotalEnergies S.E.	586,151
10,020	Valero Energy Corp.	1,710,314
42,028	Woodside Energy Group Ltd.	836,281
		15,375,486
	PACKAGING & CONTAINERS — 1.9%
40,530	Graphic Packaging Holding Co.	1,182,665

	PIPELINES — 0.9%
3,285	Cheniere Energy, Inc.	529,805

	SEMICONDUCTORS — 1.7%
4,200	Tokyo Electron Ltd.	1,089,511

	TOTAL COMMON STOCKS
	(Cost $39,083,028)	49,615,970

AXS Astoria Inflation Sensitive ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Number of Shares		Value
	EXCHANGE-TRADED FUNDS — 19.9%
15,805	Aberdeen Standard Physical Precious Metals Basket Shares ETF*	$1,509,378
19,935	iShares 0-5 Year TIPS Bond ETF	1,982,137
43,362	Schwab U.S. TIPS ETF	2,261,762
67,315	SPDR Gold MiniShares Trust*	2,965,226
38,192	VanEck Gold Miners ETF/USA	1,207,631
40,880	Vanguard Short-Term Inflation-Protected Securities ETF	1,957,743
31,547	WisdomTree Enhanced Commodity Strategy Fund	581,411
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $11,688,760)	12,465,288

	TOTAL INVESTMENTS — 99.2%
	(Cost $50,771,788)	62,081,258

	Other Assets in Excess of Liabilities — 0.8%	473,080
	TOTAL NET ASSETS — 100.0%	$62,554,338

PLC – Public Limited Company

ETF – Exchange-Traded Fund

*	Non-income producing security.

See accompanying Notes to Financial Statements.

AXS Astoria Inflation Sensitive ETF

SUMMARY OF INVESTMENTS

As of March 31, 2024

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Oil & Gas	24.6%
Aerospace/Defense	8.7%
Iron/Steel	5.7%
Chemicals	5.5%
Engineering & Construction	5.1%
Mining	3.9%
Distribution/Wholesale	3.8%
Machinery-Construction & Mining	3.5%
Commercial Services	3.1%
Electronics	2.8%
Building Materials	2.5%
Auto Manufacturers	2.4%
Packaging & Containers	1.9%
Semiconductors	1.7%
Hand/Machine Tools	1.3%
Metal Fabricate/Hardware	1.1%
Pipelines	0.9%
Airlines	0.8%
Total Common Stocks	79.3%
Exchange-Traded Funds	19.9%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS — 99.6%
	APPAREL — 1.9%
1,379	Deckers Outdoor Corp.*	$1,297,998
11,878	NIKE, Inc. - Class B	1,116,294
		2,414,292
	BANKS — 1.0%
22,010	Bank of New York Mellon Corp.	1,268,216

	BIOTECHNOLOGY — 1.0%
4,508	Amgen, Inc.	1,281,715

	BUILDING MATERIALS — 1.0%
22,212	Carrier Global Corp.	1,291,184

	CHEMICALS — 2.0%
5,491	Ecolab, Inc.	1,267,872
8,718	PPG Industries, Inc.	1,263,238
		2,531,110
	COMMERCIAL SERVICES — 9.0%
4,917	Automatic Data Processing, Inc.	1,227,972
15,535	Block, Inc.*	1,313,950
14,186	CoStar Group, Inc.*	1,370,368
4,513	Equifax, Inc.	1,207,318
2,652	Gartner, Inc.*	1,264,129
3,254	Moody’s Corp.	1,278,920
20,460	PayPal Holdings, Inc.*	1,370,615
2,881	S&P Global, Inc.	1,225,721
5,103	Verisk Analytics, Inc.	1,202,930
		11,461,923
	COMPUTERS — 5.6%
3,294	Accenture PLC - Class A1	1,141,733
6,830	Apple, Inc.	1,171,209
15,624	Cognizant Technology Solutions Corp. - Class A	1,145,083
3,809	Crowdstrike Holdings, Inc. - Class A*	1,221,127
17,863	Fortinet, Inc.*	1,220,222
6,672	International Business Machines Corp.	1,274,085
		7,173,459
	COSMETICS/PERSONAL CARE — 1.0%
8,309	Estee Lauder Cos., Inc. - Class A	1,280,832

	DISTRIBUTION/WHOLESALE — 2.0%
16,909	Fastenal Co.	1,304,360

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	DISTRIBUTION/WHOLESALE (Continued)
1,269	W.W. Grainger, Inc.	$1,290,954
		2,595,314
	DIVERSIFIED FINANCIAL SERVICES — 7.9%
5,627	American Express Co.	1,281,212
3,030	Ameriprise Financial, Inc.	1,328,473
1,522	BlackRock, Inc.	1,268,891
18,487	Charles Schwab Corp.	1,337,350
5,602	CME Group, Inc.	1,206,055
8,919	Intercontinental Exchange, Inc.	1,225,738
2,601	Mastercard, Inc. - Class A	1,252,564
4,369	Visa, Inc. - Class A	1,219,300
		10,119,583
	ELECTRIC — 1.0%
18,949	Ormat Technologies, Inc.	1,254,234

	ELECTRONICS — 1.1%
3,243	Hubbell, Inc.	1,346,007

	FOOD — 2.0%
43,964	Conagra Brands, Inc.	1,303,093
15,247	Sysco Corp.	1,237,751
		2,540,844
	HEALTHCARE-PRODUCTS — 3.9%
10,406	Abbott Laboratories	1,182,746
14,810	Medtronic PLC[1]	1,290,691
3,537	Stryker Corp.	1,265,786
2,165	Thermo Fisher Scientific, Inc.	1,258,320
		4,997,543
	HEALTHCARE-SERVICES — 1.0%
2,501	UnitedHealth Group, Inc.	1,237,245

	HOME BUILDERS — 2.1%
7,789	Lennar Corp. - Class A	1,339,552
11,391	PulteGroup, Inc.	1,373,983
		2,713,535
	HOUSEHOLD PRODUCTS/WARES — 1.0%
12,330	Church & Dwight Co., Inc.	1,286,142

	INSURANCE — 3.0%
16,937	American International Group, Inc.	1,323,965

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	INSURANCE (Continued)
3,906	Aon PLC - Class A1	$1,303,511
6,103	Marsh & McLennan Cos., Inc.	1,257,096
		3,884,572
	INTERNET — 4.0%
8,917	Alphabet, Inc. - Class A*	1,345,843
8,832	Alphabet, Inc. - Class C*	1,344,760
2,048	Netflix, Inc.*	1,243,812
3,975	Palo Alto Networks, Inc.*	1,129,417
		5,063,832
	IRON/STEEL — 1.1%
9,226	Steel Dynamics, Inc.	1,367,570

	MACHINERY-CONSTRUCTION & MINING — 1.1%
3,697	Caterpillar, Inc.	1,354,692

	MACHINERY-DIVERSIFIED — 1.1%
3,382	Deere & Co.	1,389,123

	MEDIA — 2.0%
28,810	Comcast Corp. - Class A	1,248,913
11,064	Walt Disney Co.	1,353,791
		2,602,704
	PHARMACEUTICALS — 9.0%
7,013	AbbVie, Inc.	1,277,067
24,325	Bristol-Myers Squibb Co.	1,319,145
11,025	Cardinal Health, Inc.	1,233,697
5,240	Cencora, Inc.	1,273,268
3,674	Cigna Group	1,334,360
1,638	Eli Lilly & Co.	1,274,298
7,650	Johnson & Johnson	1,210,153
2,368	McKesson Corp.	1,271,261
9,709	Merck & Co., Inc.	1,281,103
		11,474,352
	REITS — 2.0%
9,263	Prologis, Inc.	1,206,228
8,334	Simon Property Group, Inc.	1,304,187
		2,510,415
	RETAIL — 4.0%
411	AutoZone, Inc.*	1,295,328
1,136	O’Reilly Automotive, Inc.*	1,282,408

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	RETAIL (Continued)
8,288	Ross Stores, Inc.	$1,216,347
12,452	TJX Cos., Inc.	1,262,882
		5,056,965
	SEMICONDUCTORS — 12.2%
6,413	Advanced Micro Devices, Inc.*	1,157,482
6,437	Analog Devices, Inc.	1,273,174
950	Broadcom, Inc.	1,259,140
28,676	Intel Corp.	1,266,619
1,810	KLA Corp.	1,264,412
17,228	Marvell Technology, Inc.	1,221,121
14,671	Microchip Technology, Inc.	1,316,135
13,625	Micron Technology, Inc.	1,606,251
1,561	NVIDIA Corp.	1,410,457
15,642	ON Semiconductor Corp.*	1,150,469
7,825	QUALCOMM, Inc.	1,324,773
7,378	Texas Instruments, Inc.	1,285,321
		15,535,354
	SOFTWARE — 12.6%
2,203	Adobe, Inc.*	1,111,634
4,783	Autodesk, Inc.*	1,245,589
4,057	Cadence Design Systems, Inc.*	1,262,863
8,850	Electronic Arts, Inc.	1,174,129
17,843	Fidelity National Information Services, Inc.	1,323,594
1,863	Intuit, Inc.	1,210,950
2,985	Microsoft Corp.	1,255,849
2,201	MSCI, Inc.	1,233,550
11,053	Oracle Corp.	1,388,367
3,998	Salesforce, Inc.	1,204,118
1,600	ServiceNow, Inc.*	1,219,840
2,153	Synopsys, Inc.*	1,230,439
4,190	Workday, Inc. - Class A*	1,142,823
		16,003,745
	TELECOMMUNICATIONS — 2.0%
4,449	Arista Networks, Inc.*	1,290,121
25,521	Cisco Systems, Inc.	1,273,753
		2,563,874

AXS Change Finance ESG ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	WATER — 1.0%
10,414	American Water Works Co., Inc.	$1,272,695
	TOTAL COMMON STOCKS
	(Cost $104,423,844)	126,873,071

	TOTAL INVESTMENTS — 99.6%
	(Cost $104,423,844)	126,873,071

	Other Assets in Excess of Liabilities — 0.4%	525,031
	TOTAL NET ASSETS — 100.0%	$127,398,102

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

AXS Change Finance ESG ETF

SUMMARY OF INVESTMENTS

As of March 31, 2024

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Software	12.6%
Semiconductors	12.2%
Pharmaceuticals	9.0%
Commercial Services	9.0%
Diversified Financial Services	7.9%
Computers	5.6%
Internet	4.0%
Retail	4.0%
Healthcare-Products	3.9%
Insurance	3.0%
Home Builders	2.1%
Telecommunications	2.0%
Media	2.0%
Distribution/Wholesale	2.0%
Food	2.0%
REITS	2.0%
Chemicals	2.0%
Apparel	1.9%
Iron/Steel	1.1%
Machinery-Diversified	1.1%
Electronics	1.1%
Machinery-Construction & Mining	1.1%
Household Products/Wares	1.0%
Cosmetics/Personal Care	1.0%
Healthcare-Services	1.0%
Biotechnology	1.0%
Water	1.0%
Banks	1.0%
Building Materials	1.0%
Electric	1.0%
Total Common Stocks	99.6%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Green Alpha ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS — 99.4%
	AGRICULTURE — 0.5%
12,606	Vital Farms, Inc.*	$293,090

	AUTO MANUFACTURERS — 2.8%
39,761	Rivian Automotive, Inc. - Class A*	435,383
4,997	Tesla, Inc.*	878,422
38,932	XPeng, Inc. - ADR*,1	298,998
		1,612,803
	AUTO PARTS & EQUIPMENT — 0.8%
71,639	QuantumScape Corp.*	450,609

	BIOTECHNOLOGY — 12.8%
22,717	Arcturus Therapeutics Holdings, Inc.*	767,153
4,820	BioNTech S.E. - ADR*,1	444,645
107,594	Caribou Biosciences, Inc.*	553,033
41,613	CRISPR Therapeutics A.G.*,1	2,836,342
89,803	Editas Medicine, Inc.*	666,338
10,148	Moderna, Inc.*	1,081,371
31,683	Prime Medicine, Inc.*	221,781
26,859	Recursion Pharmaceuticals, Inc. - Class A*	267,784
34,484	Verve Therapeutics, Inc.*	457,948
		7,296,395
	BUILDING MATERIALS — 1.9%
10,824	Trex Co., Inc.*	1,079,694

	CHEMICALS — 0.5%
10,941	Daqo New Energy Corp. - ADR*,1	307,989

	COMPUTERS — 6.7%
1,240	Crowdstrike Holdings, Inc. - Class A*	397,532
13,497	International Business Machines Corp.	2,577,387
17,268	Rapid7, Inc.*	846,823
		3,821,742
	COSMETICS/PERSONAL CARE — 0.5%
67,165	Honest Co., Inc.*	272,018

	DIVERSIFIED FINANCIAL SERVICES — 2.3%
45,589	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,294,728

	ELECTRIC — 2.1%
48,803	Brookfield Renewable Corp. - Class A1	1,199,090

AXS Green Alpha ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	ELECTRONICS — 2.4%
22,408	ABB Ltd. - ADR[1]	$1,038,835
3,529	Advanced Energy Industries, Inc.	359,887
		1,398,722
	ENERGY-ALTERNATE SOURCES — 11.3%
20,163	Canadian Solar, Inc.*,1	398,421
4,669	Enphase Energy, Inc.*	564,856
7,884	First Solar, Inc.*	1,330,819
180,948	Freyr Battery, Inc.*	303,993
29,355	JinkoSolar Holding Co., Ltd. - ADR[1]	739,452
2,456	SolarEdge Technologies, Inc.*	174,327
8,265	Sunrun, Inc.*	108,933
55,455	TPI Composites, Inc.*	161,374
96,069	Vestas Wind Systems A/S*	2,684,618
		6,466,793
	FOOD — 4.9%
6,207	Danone S.A.	401,476
51,854	Natural Grocers by Vitamin Cottage, Inc.	935,965
22,254	Sprouts Farmers Market, Inc.*	1,434,938
		2,772,379
	HEALTHCARE-PRODUCTS — 1.0%
152,747	Pacific Biosciences of California, Inc.*	572,801

	HEALTHCARE-SERVICES — 0.6%
272,852	Ginkgo Bioworks Holdings, Inc.*	316,508

	INVESTMENT COMPANIES — 1.8%
89,803	Horizon Technology Finance Corp.	1,021,060

	IRON/STEEL — 0.1%
1,160	Commercial Metals Co.	68,173

	OFFICE FURNISHINGS — 1.8%
31,614	Interface, Inc.	531,747
37,985	Steelcase, Inc. - Class A	496,844
		1,028,591
	REITS — 13.3%
7,943	Alexandria Real Estate Equities, Inc.	1,023,932
7,921	Boston Properties, Inc.	517,321
10,028	Digital Realty Trust, Inc.	1,444,433
1,417	Equinix, Inc.	1,169,493
123,949	Hudson Pacific Properties, Inc.	799,471

AXS Green Alpha ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS (Continued)
17,998	Kilroy Realty Corp.	$655,667
22,073	SL Green Realty Corp.	1,216,885
26,081	Vornado Realty Trust	750,350
		7,577,552
	SEMICONDUCTORS — 29.9%
2,978	Analog Devices, Inc.	589,019
14,203	Applied Materials, Inc.	2,929,085
2,965	ASML Holding N.V.[1]	2,877,443
42,890	Infineon Technologies A.G.	1,459,813
2,609	Lam Research Corp.	2,534,826
12,424	QUALCOMM, Inc.	2,103,383
32,105	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR[1]	4,367,885
6,748	Wolfspeed, Inc.*	199,066
		17,060,520
	TELECOMMUNICATIONS — 1.4%
37,799	SK Telecom Co., Ltd. - ADR[1]	814,947
	TOTAL COMMON STOCKS
	(Cost $50,507,013)	56,726,204

	TOTAL INVESTMENTS — 99.4%
	(Cost $50,507,013)	56,726,204

	Other Assets in Excess of Liabilities — 0.6%	345,859
	TOTAL NET ASSETS — 100.0%	$57,072,063

ADR – American Depository Receipt

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

AXS Green Alpha ETF

SUMMARY OF INVESTMENTS

As of March 31, 2024

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Semiconductors	29.9%
REITS	13.3%
Biotechnology	12.8%
Energy-Alternate Sources	11.3%
Computers	6.7%
Food	4.9%
Auto Manufacturers	2.8%
Electronics	2.4%
Diversified Financial Services	2.3%
Electric	2.1%
Building Materials	1.9%
Investment Companies	1.8%
Office Furnishings	1.8%
Telecommunications	1.4%
Healthcare-Products	1.0%
Auto Parts & Equipment	0.8%
Healthcare-Services	0.6%
Chemicals	0.5%
Agriculture	0.5%
Cosmetics/Personal Care	0.5%
Iron/Steel	0.1%
Total Common Stocks	99.4%
Total Investments	99.4%
Other Assets in Excess of Liabilities	0.6%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Esoterica NextG Economy ETF

SCHEDULE OF INVESTMENTS

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS — 86.1%
	AUTO MANUFACTURERS — 1.6%
2,837	Tesla, Inc.*	$498,716

	COMMERCIAL SERVICES — 1.0%
113	Adyen N.V.*	191,359
1,337	Block, Inc.*	113,083
		304,442
	COMPUTERS — 1.5%
2,438	Zscaler, Inc.*	469,632

	INTERNET — 12.9%
3,189	Alphabet, Inc. - Class C*	485,557
7,879	Amazon.com, Inc.*	1,421,214
3,998	JD.com, Inc. - ADR	109,505
409	JD.com, Inc. - Class A	5,639
41,597	Meituan - Class B*	514,485
1,436	Meta Platforms, Inc. - Class A	697,293
3,113	PDD Holdings, Inc. - ADR*	361,886
3,352	Sea Ltd. - ADR*	180,036
5,892	Tencent Holdings Ltd.	228,710
		4,004,325
	REAL ESTATE — 1.8%
39,122	KE Holdings, Inc. - ADR	537,145

	SEMICONDUCTORS — 39.0%
9,197	Advanced Micro Devices, Inc.*	1,659,967
1,165	ASML Holding N.V.	1,130,598
235	Broadcom, Inc.	311,471
8,405	NVIDIA Corp.	7,594,422
10,401	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,415,056
		12,111,514
	SOFTWARE — 28.3%
530	Adobe, Inc.*	267,438
8,003	Cloudflare, Inc. - Class A*	774,930
6,983	Confluent, Inc. - Class A*	213,121
1,395	Datadog, Inc. - Class A*	172,422
467	HubSpot, Inc.*	292,604
7,449	Microsoft Corp.	3,133,943
1,834	MongoDB, Inc.*	657,746
2,047	Oracle Corp.	257,124
405	ServiceNow, Inc.*	308,772
6,122	Snowflake, Inc. - Class A*	989,315
2,225	Synopsys, Inc.*	1,271,588

AXS Esoterica NextG Economy ETF

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2024

Number of Shares		Value
	COMMON STOCKS (Continued)
	SOFTWARE (Continued)
1,527	Take-Two Interactive Software, Inc.*	$226,744
8,402	Unity Software, Inc.*	224,333
		8,790,080
	TOTAL COMMON STOCKS
	(Cost $21,202,106)	26,715,854
	EXCHANGE-TRADED FUNDS — 4.2%
7,391	iShares 20+ Year Treasury Bond ETF	699,336
5,643	iShares TIPS Bond ETF	606,115
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,359,867)	1,305,451

	TOTAL INVESTMENTS — 90.3%
	(Cost $22,561,973)	28,021,305

	Other Assets in Excess of Liabilities — 9.7%	3,011,400
	TOTAL NET ASSETS — 100.0%	$31,032,705

ADR – American Depository Receipt

ETF – Exchange-Traded Fund

*	Non-income producing security.

See accompanying Notes to Financial Statements.

AXS Esoterica NextG Economy ETF

SUMMARY OF INVESTMENTS

As of March 31, 2024

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Semiconductors	39.0%
Software	28.3%
Internet	12.9%
Real Estate	1.8%
Auto Manufacturers	1.6%
Computers	1.5%
Commercial Services	1.0%
Total Common Stocks	86.1%
Exchange-Traded Funds	4.2%
Total Investments	90.3%
Other Assets in Excess of Liabilities	9.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES

As of March 31, 2024

	AXS		AXS
	Astoria Inflation Sensitive		Change Finance
	ETF		ESG ETF
Assets:
Investments, at value (cost $50,771,788 and $104,423,844, respectively)	$62,081,258		$126,873,071
Foreign currency, at value (cost $22,348 and $0, respectively)	22,358		-
Cash	245,659		494,457
Receivables:
Investment securities sold	-		-
Dividends and interest	124,694		67,642
Reclaims receivable	107,703		3,070
Prepaid expenses	-		-
Total assets	62,581,672		127,438,240

Liabilities:
Foreign currency due to custodian, at value (proceeds $0 and $0, respectively)	-		-
Payables:
Investment securities purchased	-		-
Advisory fees	27,334		40,138
Fund administration fees	-		-
Transfer agent fees and expenses	-		-
Custody fees	-		-
Due to custodian	-		-
Fund accounting fees	-		-
Auditing fees	-		-
Chief Compliance Officer fees	-		-
Legal fees	-		-
Trustees’ fees and expenses	-		-
Trustees’ deferred compensation (Note 3)	-		-
Shareholder reporting fees	-		-
Accrued other expenses	-		-
Total liabilities	27,334		40,138
Commitments and contingencies (Note 3)
Net Assets	$62,554,338		$127,398,102

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$65,806,957		$127,153,799
Total distributable earnings (accumulated deficit)	(3,252,619)		244,303
Net Assets	$62,554,338		$127,398,102

Shares of beneficial interest issued and outstanding	3,940,000	*	3,475,000
Net asset value per share	$15.88		$36.66

*	The Fund had a 2-1 forward stock split after the close of business April 29, 2024, which is retroactively adjusted as of March 31, 2024. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of March 31, 2024

		AXS
	AXS	Esoterica NextG Economy
	Green Alpha ETF	ETF
Assets:
Investments, at value (cost $50,507,013 and $22,561,973, respectively)	$56,726,204	$28,021,305
Foreign currency, at value (cost $0 and $0, respectively)	-	-
Cash	276,780	2,144,291
Receivables:
Investment securities sold	-	1,236,982
Dividends and interest	88,372	4,173
Reclaims receivable	25,452	-
Prepaid expenses	-	507
Total assets	57,116,808	31,407,258

Liabilities:
Foreign currency due to custodian, at value (proceeds $0 and $360, respectively)	-	360
Payables:
Investment securities purchased	-	310,811
Advisory fees	44,614	3,383
Fund administration fees	-	5,586
Transfer agent fees and expenses	-	3,297
Custody fees	-	9,698
Due to custodian	131	-
Fund accounting fees	-	9,593
Auditing fees	-	17,000
Chief Compliance Officer fees	-	2,078
Legal fees	-	3,691
Trustees’ fees and expenses	-	1,869
Trustees’ deferred compensation (Note 3)	-	2,267
Shareholder reporting fees	-	1,968
Accrued other expenses	-	2,952
Total liabilities	44,745	374,553
Commitments and contingencies (Note 3)
Net Assets	$57,072,063	$31,032,705

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$53,973,821	$29,842,610
Total distributable earnings (accumulated deficit)	3,098,242	1,190,095
Net Assets	$57,072,063	$31,032,705

Shares of beneficial interest issued and outstanding	1,730,000	500,754
Net asset value per share	$32.99	$61.97

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2024

	AXS Astoria Inflation Sensitive ETF	AXS Change Finance ESG ETF
Investment Income:
Dividends (net of foreign withholding taxes of $68,016 and $0, respectively)	$1,649,295	$1,778,832
Interest	15,311	18,834
Total investment income	1,664,606	1,797,666

Expenses:
Advisory fees	418,810	606,401
Fund administration fees	-	-
Transfer agent fees and expenses	-	-
Custody fees	-	-
Excise tax expense	14,404	-
Interest expense	1,779	269
Fund accounting fees	-	-
Shareholder reporting fees	-	-
Legal fees	-	-
Auditing fees	-	-
Trustees’ fees and expenses	-	-
Insurance fees	-	-
Chief Compliance Officer fees	-	-
Miscellaneous	-	-
Total expenses	434,993	606,670
Advisory fees (waived) recovered	-	-
Other expenses absorbed	-	-
Net expenses	434,993	606,670
Net investment income (loss)	1,229,613	1,190,996

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(3,799,317)	(4,260,369)
Investments in-kind	5,939,914	12,432,664
Foreign currency transactions	(28,865)	-
Net realized gain (loss)	2,111,732	8,172,295
Net change in unrealized appreciation/depreciation on:
Investments	11,578,710	21,898,534
Foreign currency translations	(3,084)	-
Net change in unrealized appreciation/depreciation	11,575,626	21,898,534
Net realized and unrealized gain (loss)	13,687,358	30,070,829

Net Increase (Decrease) in Net Assets from Operations	$14,916,971	$31,261,825

See accompanying Notes to Financial Statements.

AXS Funds

STATEMENTS OF OPERATIONS - Continued

For the Year Ended March 31, 2024

	AXS Green Alpha ETF	AXS Esoterica NextG Economy ETF
Investment Income:
Dividends (net of foreign withholding taxes of $61,486 and $3,453, respectively)	$1,130,776	$89,419
Interest	42,229	39,550
Total investment income	1,173,005	128,969
Expenses:
Advisory fees	745,848	172,585
Fund administration fees	-	31,449
Transfer agent fees and expenses	-	10,147
Custody fees	-	29,807
Excise tax expense	164	-
Interest expense	-	1,148
Fund accounting fees	-	33,455
Shareholder reporting fees	-	19,742
Legal fees	-	5,394
Auditing fees	-	20,607
Trustees’ fees and expenses	-	4,056
Insurance fees	-	1,582
Chief Compliance Officer fees	-	8,175
Miscellaneous	-	10,937
Total expenses	746,012	349,084
Advisory fees (waived) recovered	-	(172,585)
Other expenses absorbed	-	(2,765)
Net expenses	746,012	173,734
Net investment income (loss)	426,993	(44,765)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	(3,020,824)	226,099
Investments in-kind	4,633,505	1,161,394
Foreign currency transactions	(25)	(7,668)
Net realized gain (loss)	1,612,656	1,379,825
Net change in unrealized appreciation/depreciation on:
Investments	2,444,887	8,861,777
Foreign currency translations	(46)	(17,711)
Net change in unrealized appreciation/depreciation	2,444,841	8,844,066
Net realized and unrealized gain (loss)	4,057,497	10,223,891

Net Increase (Decrease) in Net Assets from Operations	$4,484,490	$10,179,126

See accompanying Notes to Financial Statements.

AXS Astoria Inflation Sensitive ETF

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,229,613	$2,307,336
Net realized gain (loss) on investments, investments in kind and foreign currency transactions	2,111,732	(5,748,142)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	11,575,626	(4,391,646)
Net increase (decrease) in net assets resulting from operations	14,916,971	(7,832,452)

Distributions to Shareholders:
Total distributions to shareholders	(1,371,385)	(2,383,576)

Capital Transactions:
Net proceeds from shares sold	21,959,728	57,132,883
Cost of shares redeemed	(41,939,051)	(39,891,398)
Net increase (decrease) in net assets from capital transactions	(19,979,323)	17,241,485

Total increase (decrease) in net assets	(6,433,737)	7,025,457

Net Assets:
Beginning of period	68,988,075	61,962,618
End of period	$62,554,338	$68,988,075
Capital Share Transactions:*
Shares sold	1,650,000	4,350,000
Shares redeemed	(3,210,000)	(3,200,000)
Net increase (decrease) in capital share transactions	(1,560,000)	1,150,000

*	The Fund had a 2-1 forward stock split after the close of business April 29, 2024, which is retroactively adjusted as of March 31, 2024. See Note 1 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

AXS Change Finance ESG ETF^

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the	For the
	Year Ended	Period Ended	Year Ended
	March 31, 2024	March 31, 2023*	July 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$1,190,996	$830,120	$985,697
Net realized gain (loss) on investments and investments in kind	8,172,295	(4,728,442)	(2,957,970)
Net change in unrealized appreciation/depreciation on investments	21,898,534	6,017,674	(16,901,094)
Net increase from payment by affiliates (Note 3)	-	72,000	-
Net increase (decrease) in net assets resulting from operations	31,261,825	2,191,352	(18,873,367)

Distributions to Shareholders:
Total distributions to shareholders	(1,243,419)	(1,153,807)	(637,137)

Capital Transactions:
Net proceeds from shares sold	39,198,032	18,498,011	98,740,402
Cost of shares redeemed	(58,775,350)	(5,859,190)	(55,991,155)
Net increase (decrease) in net assets from capital transactions	(19,577,318)	12,638,821	42,749,247

Total increase (decrease) in net assets	10,441,088	13,676,366	23,238,743

Net Assets:
Beginning of period	116,957,014	103,280,648	80,041,905
End of period	$127,398,102	$116,957,014	$103,280,648
Capital Share Transactions:
Shares sold	1,225,000	675,000	2,975,000
Shares redeemed	(1,800,000)	(225,000)	(1,725,000)
Net increase (decrease) in capital share transactions	(575,000)	450,000	1,250,000

^	With the Plan of Reorganization with respect to the AXS Change Finance ESG ETF (formerly, Change Finance U.S. Large Cap Fossil Fuel Free ETF), shareholders received shares of the AXS Change Finance ESG ETF effective as of the close of business on March 18, 2022. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.

See accompanying Notes to Financial Statements.

AXS Green Alpha ETF

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023*
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$426,993	$195,440
Net realized gain (loss) on investments, investments in kind and foreign currency transactions	1,612,656	334,578
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,444,841	3,774,340
Net increase (decrease) in net assets resulting from operations	4,484,490	4,304,358

Distributions to Shareholders:
Total distributions to shareholders	(618,637)	(66,380)

Capital Transactions:
Net proceeds from shares sold	15,208,289	67,035,896
Cost of shares redeemed	(31,937,045)	(1,338,908)
Net increase (decrease) in net assets from capital transactions	(16,728,756)	65,696,988

Total increase (decrease) in net assets	(12,862,903)	69,934,966

Net Assets:
Beginning of period	69,934,966	-
End of period	$57,072,063	$69,934,966
Capital Share Transactions:
Shares sold	490,000	2,230,000
Shares redeemed	(950,000)	(40,000)
Net increase (decrease) in capital share transactions	(460,000)	2,190,000

*	The Fund commenced operations on September 27, 2022.

See accompanying Notes to Financial Statements.

AXS Esoterica NextG Economy ETF^

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023*	For the Year Ended October 31, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(44,765)	$(17,146)	$(110,864)
Net realized gain (loss) on investments, investments in kind and foreign currency transactions	1,379,825	(770,745)	(3,458,942)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	8,844,066	4,147,777	(16,174,608)
Net increase (decrease) in net assets resulting from operations	10,179,126	3,359,886	(19,744,414)

Capital Transactions:
Net proceeds from shares sold[1]	7,899,129	-	1,671,569
Cost of shares redeemed[1]	(6,872,963)	-	(11,425,487)
Transactions fees (Note 2c)	247	-	3,371
Net increase (decrease) in net assets from capital transactions	1,026,413	-	(9,750,547)

Total increase (decrease) in net assets	11,205,539	3,359,886	(29,494,961)

Net Assets:
Beginning of period	19,827,166	16,467,280	45,962,241
End of period	$31,032,705	$19,827,166	$16,467,280
Capital Share Transactions:
Shares sold	150,000	-	25,000
Shares redeemed	(150,000)	-	(250,000)
Net increase (decrease) in capital share transactions	-	-	(225,000)

^	With the Plan of Reorganization with respect to the AXS Esoterica NextG Economy ETF (formerly, Esoterica NextG Economy ETF), shareholders received shares of the AXS Esoterica NextG Economy ETF effective as of the close of business on December 16, 2022. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.
[1]	For the year ended October 31, 2022, the Fund had 250,000 Shares redeemed in-kind with total cost in the amount of $11,425,487.

See accompanying Notes to Financial Statements.

AXS Astoria Inflation Sensitive ETF

FINANCIAL HIGHLIGHTS *

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period Ended March 31, 2022**
Net asset value, beginning of period	$12.55	$14.25	$12.50
Income from Investment Operations:
Net investment income (loss)[1]	0.27	0.45	0.09
Net realized and unrealized gain (loss)	3.37	(1.72)	1.66
Total from investment operations	3.64	(1.27)	1.75

Less Distributions:
From net investment income	(0.31)	(0.43)	-
Total distributions	(0.31)	(0.43)	-
Net asset value, end of period	$15.88	$12.55	$14.25

Total return[2,3]	29.52%	(8.72)%	13.96%[4]

Total return at market price[2,5]	30.06%	(9.06)%	14.20%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$62,554	$68,988	$61,963
Ratio of expenses to average net assets[6]	0.73%[7]	0.70%	0.70%[8]
Ratio of net investment income (loss) to average net assets	2.06%	3.50%	2.51%[8]

Portfolio turnover rate[9]	97%	81%	11%[4]

*	The Fund had a 2-1 forward stock split after the close of business April 29, 2024, which is retroactively adjusted as of March 31, 2024. See Note 1 in the accompanying Notes to Financial Statements.
**	The Fund commenced operations on December 29, 2021.
[1]	Based on average shares outstanding during the period.
[2]	Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[3]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
[4]	Not annualized.
[5]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca.
[6]	If interest expense had been excluded, the expense ratio would have remained unchanged for the year ended March 31, 2023. For the period ended March 31, 2022, the ratio would have remained unchanged.
[7]	If interest expense and excise tax expense had been excluded, the expense ratio would have been lowered by 0.03% for the year ended March 31, 2024.
[8]	Annualized.
[9]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

AXS Change Finance ESG ETF^

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the	For the	For the	For the	For the	For the
	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	July 31,	July 31,	July 31,	July 31,
	2024	2023*	2022	2021	2020	2019
Net asset value, beginning of period	$28.88	$28.69	$34.06	$24.44	$21.88	$19.66
Income from Investment Operations:
Net investment income (loss)[1]	0.30	0.22	0.29	0.25	0.29	0.30
Net realized and unrealized gain (loss)	7.79	0.25	(5.46)	9.54	2.47	2.13
Net increase from payments by affiliates (Note 3)	-	0.02	-	-	-	-
Total from investment operations	8.09	0.49	(5.17)	9.79	2.76	2.43

Less Distributions:
From net investment income	(0.31)	(0.30)	(0.20)	(0.17)	(0.20)	(0.21)
Total distributions	(0.31)	(0.30)	(0.20)	(0.17)	(0.20)	(0.21)
Net asset value, end of period	$36.66	$28.88	$28.69	$34.06	$24.44	$21.88

Total return[2,3]	28.14%	1.78%[4,5]	(15.29)%	40.19%	12.69%	12.63%

Total return at market price[3,6]	28.26%	1.74%[5]	(15.32)%	40.44%	12.34%	12.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$127,398	$116,957	$103,281	$80,042	$19,551	$8,750
Ratio of expenses to average net assets	0.49%[7]	0.49%[8]	0.49%	0.49%	0.49%	0.49%
Ratio of net investment income (loss) to average net assets	0.96%	1.17%[8]	0.94%	0.82%	1.33%	1.48%

Portfolio turnover rate[9]	66%	41%[5]	162%	85%	120%	46%

^	Financial information from October 9, 2017 through March 18, 2022 is for the Change Finance ESG ETF, which was reorganized into the AXS Change Finance ESG ETF as of the close of business on March 18, 2022. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.
[1]	Based on average shares outstanding during the period.
[2]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
[3]	Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[4]	Non-affiliate reimbursed the Fund $72,000 for errors during processing. The reimbursement had a 0.07% impact to the Fund’s performance.
[5]	Not annualized.
[6]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca.
[7]	If interest expense had been excluded, the expense ratios would have remained unchanged for the year ended March 31, 2024.
[8]	Annualized.
[9]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

AXS Green Alpha ETF

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended March 31, 2024	For the Period Ended March 31, 2023*
Net asset value, beginning of period	$31.93	$30.00
Income from Investment Operations:
Net investment income (loss)[1]	0.18	0.11
Net realized and unrealized gain (loss)	1.13	1.86
Total from investment operations	1.31	1.97

Less Distributions:
From net investment income	(0.24)	(0.04)
From net realized gain	(0.01)	-
Total distributions	(0.25)	(0.04)
Net asset value, end of period	$32.99	$31.93

Total return[2,3]	4.15%	6.57%[4]

Total return at market price[3,5]	3.86%	6.80%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$57,072	$69,935
Ratio of expenses to average net assets	1.00%[6]	1.00%[7,8]
Ratio of net investment income (loss) to average net assets	0.57%	0.68%[7]

Portfolio turnover rate[9]	10%	2%[4]

*	The Fund commenced operations on September 27, 2022.
[1]	Based on average shares outstanding during the period.
[2]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
[3]	Total returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[4]	Not annualized.
[5]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca.
[6]	If excise tax expense had been excluded, the expense ratio would have remained unchanged for the year ended March 31, 2024.
[7]	Annualized.
[8]	If interest expense had been excluded, the expense ratio would have remained unchanged for the period ended March 31, 2023.
[9]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

AXS Esoterica NextG Economy ETF^

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the	For the	For the	For the	For the
	Year Ended	Period Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	October 31,	October 31,	October 31,
	2024	2023*	2022	2021	2020**
Net asset value, beginning of period	$39.59	$32.88	$63.33	$43.22	$25.60
Income from Investment Operations:
Net investment income (loss)[1]	(0.09)	(0.03)	(0.18)	(0.20)	(0.07)
Net realized and unrealized gain (loss)	22.47	6.74	(30.28)	20.28	17.69
Total from investment operations	22.38	6.71	(30.46)	20.08	17.62

Transaction fees[1]	- [2]	-	0.01	0.03	- [2]
Net asset value, end of period	$61.97	$39.59	$32.88	$63.33	$43.22

Total return[3,4]	56.53%	20.41%[5]	(48.08)%	46.53%	68.85%[5]

Total return at market price[4,6]	56.84%	20.26%[5]	(48.05)%	46.27%	68.80%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,033	$19,827	$16,467	$45,962	$11,918

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	1.52%[7]	2.13%[8]	2.01%	1.55%	3.90%[8]
After fees waived and expenses absorbed/recovered	0.76%[7]	0.75%[8]	0.75%	0.75%	0.75%[8]
Ratio of net investment income (loss) to average net assets (including interest expense):
Before fees waived and expenses absorbed/recovered	(0.96)%	(1.62)%[8]	(1.62)%	(1.16)%	(3.44)%[8]
After fees waived and expenses absorbed/recovered	(0.20)%	(0.24)%[8]	(0.36)%	(0.36)%	(0.29)%[8]

Portfolio turnover rate[9]	47%	16%[5]	31%	29%	130%[5]

^	Financial information from March 30, 2020 through December 16, 2022 is for the Esoterica NextG Economy ETF, which was reorganized into the AXS Esoterica NextG Economy ETF as of the close of business on December 16, 2022. See Note 1 in the accompanying Notes to Financial Statements.
*	Fiscal year end changed to March 31, effective February 1, 2023.
**	The Fund commenced operations on March 30, 2020.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.
[4]	Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
[5]	Not annualized.
[6]	Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the CBOE BZX Exchange, Inc. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the CBOE BZX Exchange, Inc.
[7]	If interest expense had been excluded, the expense ratios would have been lowered by 0.01% for the year ended March 31, 2024.
[8]	Annualized.
[9]	Excludes the impact of in-kind transactions related to the processing of capital share transactions in Creation Units.

See accompanying Notes to Financial Statements.

AXS Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2024

Note 1 – Organization

AXS Astoria Inflation Sensitive ETF (the “Astoria Inflation Sensitive ETF”), AXS Change Finance ESG ETF (the “Change Finance ESG ETF”), AXS Green Alpha ETF (the “Green Alpha ETF”) and AXS Esoterica NextG Economy ETF (the “Esoterica NextG Economy ETF”) (each a “Fund” and collectively the ’‘Funds’’) are organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Astoria Inflation Sensitive ETF’s primary investment objective is to seek long-term capital appreciation in inflation-adjusted terms. The Astoria Inflation Sensitive ETF is classified as a non-diversified Fund. The Astoria Inflation Sensitive ETF is an actively managed exchange-traded fund (“ETF”). The Astoria Inflation Sensitive ETF commenced operations on December 29, 2021.

On April 17, 2024, the Trust’s Board approved a two-for-one forward share split for shares of the Astoria Inflation Sensitive ETF, effective after the close of business on April 29, 2024. On May 1, 2024, shareholders will be deemed to hold two Fund shares for every one Fund share previously held as of the close of business on April 29, 2024. The forward share split did not change the total value of the shareholders’ investments in the Fund. This forward share split has been retroactively adjusted in the financial statements.

The Change Finance ESG ETF’s primary investment objective is to seek to track the performance, before fees and expenses, of the Change Finance Diversified Impact U.S. Large Cap Fossil Fuel Free Index. The Change Finance ESG ETF is classified as a diversified Fund. The Change Finance ESG ETF is a passively managed ETF.

The Change Finance ESG ETF commenced investment operations on March 21, 2022. Prior to that date, the Change Finance ESG ETF acquired the assets and assumed the liabilities of the Change Finance U.S. Large Cap Fossil Fuel Free ETF (the “Change Finance ESG ETF Predecessor Fund”), a series of ETF Series Solutions in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on December 6, 2021, by the Board of ETF Series Solutions on December 13, 2021, and by beneficial owners of the Change Finance ESG ETF Predecessor Fund on March 15, 2022. The tax-free reorganization was accomplished on March 18, 2022. As a result of the reorganization, the Change Finance ESG ETF assumed the performance and accounting history of the Change Finance ESG ETF Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Change Finance ESG ETF Predecessor Fund.

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Change Finance ESG ETF Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

Shares Issued	Net Assets
3,850,000	$120,130,454

The net unrealized appreciation of investments transferred was $2,026,619 as of the date of the acquisition.

The Green Alpha ETF’s primary investment objective is to seek long-term capital appreciation. The Green Alpha ETF is classified as a diversified Fund. The Green Alpha ETF is an actively managed ETF. The Green Alpha ETF commenced operations on September 27, 2022.

The Esoterica NextG Economy ETF’s primary investment objective is to seek capital appreciation. The Esoterica NextG Economy ETF is an actively managed ETF. The Esoterica NextG Economy ETF is a non-diversified fund.

The Esoterica NextG Economy ETF commenced investment operations on December 19, 2022. Prior to that date, the Esoterica NextG Economy ETF acquired the assets and assumed the liabilities of the Esoterica NextG Economy ETF (the “Esoterica NextG Economy ETF Predecessor Fund”), a series of Esoterica Thematic Trust in a tax-free reorganization as set out in the Agreement and Plan of Reorganization. The proposed Plan of Reorganization was approved by the Trust’s Board on October 18, 2022, by the Esoterica Thematic Trust on October 13, 2022, and by beneficial owners of the Esoterica NextG Economy ETF Predecessor Fund on December 15, 2022. The tax-free reorganization was accomplished on December 16, 2022. As a result of the reorganization, the Esoterica NextG Economy ETF assumed the performance and accounting history of the Esoterica NextG Economy ETF Predecessor Fund. Financial information included for the dates prior to the reorganization is that of the Esoterica NextG Economy ETF Predecessor Fund.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Esoterica NextG Economy ETF Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

Shares Issued	Net Assets
500,754	$16,579,393

The net unrealized depreciation of investments transferred was $7,610,299 as of the date of the acquisition.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Funds’ valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Funds must utilize fair value pricing.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date.

(c) Capital Share Transactions

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on the Exchange through a broker-dealer. Because the Funds’ Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Fund Shares may only be purchased from or redeemed to the Funds by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Funds, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A participant agreement may permit the Funds to use such collateral to purchase the missing shares, and could subject an Authorized Participant to liability for any shortfall between the cost of the Funds acquiring such shares and the value of the collateral.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

A fixed purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Funds may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Funds may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Astoria Inflation Sensitive ETF, Change Finance ESG ETF, Green Alpha ETF and Esoterica NextG Economy ETF is $250, $350, $100 and $500, respectively, regardless of the number of Creation Units created in the transaction.

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Funds, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Funds. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Funds securities to the account of the Trust. The non-standard charges are payable to the Funds as it incurs costs in connection with the redemption of Creation Units, the receipt of Funds securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for the Astoria Inflation Sensitive ETF, Change Finance ESG ETF, Green Alpha ETF and Esoterica NextG Economy ETF is $250, $350, $100 and $500, respectively, regardless of the number of Creation Units redeemed in the transaction.

(d) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of March 31, 2024, and during the prior open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Funds will make distributions of net investment income per the table below and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distribution Frequency of Net Investment Income
Astoria Inflation Sensitive ETF	Quarterly
Change Finance ESG ETF	Annually
Green Alpha ETF	Quarterly
Esoterica NextG Economy ETF	Annually

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

(g) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by the Funds exceed 15% of its NAV, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

(h) Exchange Traded Funds (ETFs)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Funds will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Funds invest is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (the “Agreement”) with AXS Investments LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual rates are listed in the table below:

Investment Advisory Fees
Astoria Inflation Sensitive ETF	0.70%
Change Finance ESG ETF	0.49%
Green Alpha ETF	1.00%
Esoterica NextG Economy ETF	0.75%

The Advisor has agreed to pay all expenses of the Astoria Inflation Sensitive ETF, Change Finance ESG ETF and Green Alpha ETF except for the advisory fee, interest, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses of the Esoterica NextG Economy ETF to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until December 16, 2024 and it may be terminated before that date only by the Trust’s Board of Trustees.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

The Advisor is permitted to seek reimbursement from the Esoterica NextG Economy ETF, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Advisor may recapture all or a portion of this amount no later than the years stated below:

Esoterica NextG Economy ETF
March 31, 2026	$51,804
March 31, 2027	175,350
Total	$227,154

The Advisor has engaged Astoria Portfolio Advisors LLC (“Astoria” or the “Sub-Advisor”) to manage the Astoria Inflation Sensitive ETF’s overall investment program and pays Astoria an annual sub-advisory fee based upon the Astoria Inflation Sensitive ETF’s average daily net assets. The Advisor is responsible for paying the entire amount of Astoria’s sub-advisory fee. The Astoria Inflation Sensitive ETF does not directly pay the Sub-Advisor.

The Advisor has engaged Change Finance, PBC (“Change Finance” or the “Sub-Advisor”) to manage the Change Finance ESG ETF’s overall investment program and pays Change Finance an annual sub-advisory fee based upon the Change Finance ESG ETF’s investment advisory fees. The Advisor is responsible for paying the entire amount of Change Finance’s sub-advisory fee. The Change Finance ESG ETF does not directly pay the Sub-Advisor.

The Advisor has engaged Green Alpha Advisors, LLC (“Green Alpha” or the “Sub-Advisor”) to manage the Green Alpha ETF’s overall investment program and pays Green Alpha an annual sub-advisory fee based upon the Green Alpha ETF’s investment advisory fees. The Advisor is responsible for paying the entire amount of Green Alpha’s sub-advisory fee. The Green Alpha ETF does not directly pay the Sub-Advisor.

The Advisor has engaged Esoterica Capital LLC (“Esoterica” or the “Sub-Advisor”) to manage the Esoterica NextG Economy ETF’s overall investment program and pays Esoterica an annual sub-advisory fee based upon the Esoterica NextG Economy ETF’s investment advisory fees. The Advisor is responsible for paying the entire amount of Esoterica’s sub-advisory fee. The Esoterica NextG Economy ETF does not directly pay the Sub-Advisor.

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ fund accountant, transfer agent and custodian. UMB Fund Services (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC”) serve as the Funds’ co-administrators. The Esoterica NextG Economy ETF’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended March 31, 2024, are reported on the Statements of Operations.

ALPS Distributors, Inc. serves as the Funds’ Distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. The Advisor is responsible for paying trustees fees incurred to all the Funds except the Esoterica NextG Economy ETF. For the year ended March 31, 2024, the Esoterica NextG Economy ETF’s fees incurred to Trustees who are not affiliated with the Esoterica NextG Economy ETF’s co-administrators are reported on the Statements of Operations.

The Board of the Trust, on behalf of the Esoterica NextG Economy ETF, has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Funds in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Esoterica NextG Economy ETF’s liability for these amounts are adjusted for market value changes in the invested Fund and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Esoterica NextG Economy ETF and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation (depreciation) and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Esoterica NextG Economy ETF’s allocated fees incurred for CCO services for the year ended March 31, 2024, are reported on the Statements of Operations.

During the period ended March 31, 2023, the index calculation agent agreed to reimburse Change Finance ESG ETF Predecessor Fund $72,000 for losses from an index calculation error. This amount is reported on the Change Finance ESG ETF’s Statements of Changes and Financial Highlights under the caption “Net increase from payments by non-affiliate.” This reimbursement had a 0.07% increase to the Fund’s total return. As of March 31, 2023, the Change Finance ESG ETF Predecessor Fund received $50,000. An additional $10,652 was received on May 30, 2023. The remaining balance of $11,348 was received on March 13, 2024.

Note 4 – Federal Income Taxes

At March 31, 2024, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Astoria Inflation Sensitive ETF	Change Finance ESG ETF
Cost of investments	$50,769,948	$105,512,461

Gross unrealized appreciation	$11,689,514	$24,058,788
Gross unrealized depreciation	(378,204)	(2,698,178)
Net unrealized appreciation (depreciation) on investments	$11,311,310	$21,360,610

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

	Green Alpha ETF	Esoterica NextG Economy ETF
Cost of investments	$50,771,098	$22,623,583

Gross unrealized appreciation	$13,258,289	$8,435,832
Gross unrealized depreciation	(7,303,183)	(3,038,110)
Net unrealized appreciation (depreciation) on investments	$5,955,106	$5,397,722

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

	Increase (Decrease)
	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
Astoria Inflation Sensitive ETF	$5,905,069	$(5,905,069)
Change Finance ESG ETF	11,400,012	(11,400,012)
Green Alpha ETF	4,692,053	(4,692,053)
Esoterica NextG Economy ETF	1,161,394	(1,161,394)

As of March 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Astoria Inflation Sensitive ETF	Change Finance ESG ETF
Undistributed ordinary income	$6,819	$251,894
Undistributed long-term capital gains	-	-
Tax distributable earnings	6,819	251,894

Accumulated capital and other losses	(14,568,574)	(21,368,201)

Net unrealized appreciation (depreciation) on investments	11,311,310	21,360,610
Net unrealized appreciation (depreciation) on foreign currency translations	(2,174)	-
Total distributable earnings (deficit)	$(3,252,619)	$244,303

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

	Green Alpha ETF	Esoterica NextG Economy ETF
Undistributed ordinary income	$258,370	$-
Undistributed long-term capital gains	-	-
Tax distributable earnings	258,370	-

Accumulated capital and other losses	(3,115,224)	(4,205,360)

Net unrealized appreciation (depreciation) on investments	5,955,106	5,397,722
Net unrealized appreciation (depreciation) on foreign currency translations	(10)	-
Unrealized deferred compensation	-	(2,267)
Total distributable earnings (deficit)	$3,098,242	$1,190,095

As of the tax year ended March 31, 2024, the Fund had non-expiring accumulated capital loss carryforwards as follows:

Fund	Short-Term	Long-Term	Total
Astoria Inflation Sensitive ETF	$11,726,482	$2,842,092	$14,568,574
Change Finance ESG ETF	17,278,780	4,089,421	21,368,201
Green Alpha ETF	1,006,745	2,108,479	3,115,224
Esoterica NextG Economy ETF	-	4,205,360	4,205,360

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of March 31, 2024, the Esoterica NextG Economy ETF utilized capital loss carryovers totaling $163,416.

The tax character of distributions paid during the periods ended March 31, 2024 and 2023, was as follows:

Astoria Inflation Sensitive ETF
	2024	2023
Distributions paid from:
Ordinary income	$1,371,385	$2,383,576
Net long-term capital gains	-	-
Total distributions paid	$1,371,385	$2,383,576

Change Finance ESG ETF
	2024	2023
Distributions paid from:
Ordinary income	$1,243,419	$1,153,807
Net long-term capital gains	-	-
Total distributions paid	$1,243,419	$1,153,807

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Green Alpha ETF
	2024	2023
Distributions paid from:
Ordinary income	$592,737	$66,380
Net long-term capital gains	25,900	-
Total distributions paid	$618,637	$66,380

Esoterica NextG Economy ETF
	2024	2023
Distributions paid from:
Ordinary income	$-	$-
Net long-term capital gains	-	-
Total distributions paid	$-	$-

Note 5 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended March 31, 2024, were as follows:

Fund	Purchases	Sales
Astoria Inflation Sensitive ETF	$57,846,618	$59,166,702
Change Finance ESG ETF	81,953,109	82,512,051
Green Alpha ETF	8,054,895	7,537,064
Esoterica NextG Economy ETF	10,199,473	11,833,276

Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended March 31, 2024, were as follows:

Fund	Purchases	Sales	Gain/(Loss)
Astoria Inflation Sensitive ETF	$21,084,343	$39,843,745	$5,939,914
Change Finance ESG ETF	38,997,871	58,079,054	12,432,664
Green Alpha ETF	14,507,149	30,789,197	4,633,504
Esoterica NextG Economy ETF	7,218,948	6,567,805	1,161,394

Note 6 – Distribution and Service Plan

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Funds’ Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust. The Board of Trustees has not authorized the Funds to make payments under the Distribution and Service Plan.  Currently, no payment is being made by the Funds.

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2024, in valuing the Funds’ assets carried at fair value:

Astoria Inflation Sensitive ETF	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$49,615,970	$-	$-	$49,615,970
Exchange-Traded Funds*	12,465,288	-	-	12,465,288
Total Investments	$62,081,258	$-	$-	$62,081,258

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Change Finance ESG ETF	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$126,873,071	$-	$-	$126,873,071
Total Investments	$126,873,071	$-	$-	$126,873,071

Green Alpha ETF	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$56,726,204	$-	$-	$56,726,204
Total Investments	$56,726,204	$-	$-	$56,726,504

Esoterica NextG Economy ETF	Level 1	Level 2**	Level 3**	Total
Investments
Common Stock*	$26,715,854	$-	$-	$26,715,854
Exchange-Traded Funds*	1,305,451	-	-	1,305,451
Total Investments	$28,021,305	$-	$-	$28,021,305

*	For a detailed break-out of common stocks by major industry classification, please refer to the Schedules of Investments.
**	The Fund did not hold any Level 2 or 3 securities at period end.

Note 9 – Market Disruption and Geopolitical Risks

Certain local, regional, or global events such as war, acts of terrorism, the spread of infectious illness and/or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 10 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

AXS Funds

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2024

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AXS ETFs and

the Board of Trustees of Investment Managers Series Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AXS Astoria Inflation Sensitive ETF, AXS Change Finance ESG ETF, AXS Green Alpha ETF, and AXS Esoterica NextG Economy ETF (the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of March 31, 2024, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2024, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting AXS ETFs	Statements of operations	Statements of changes in net assets	Financial highlights
AXS Astoria Inflation Sensitive ETF	For the year ended March 31, 2024	For each of the two years in the period ended March 31, 2024	For each of the two years in the period ended March 31, 2024, and for the period December 29, 2021 (commencement of operations) through March 31, 2022
AXS Change Finance ESG ETF	For the year ended March 31, 2024	For the year ended March 31, 2024, and the period ended March 31, 2023, and for the year ended July 31, 2022	For the year ended March 31, 2024, and the period ended March 31, 2023, and for the year ended July 31, 2022
AXS Green Alpha ETF	For the year ended March 31, 2024	For the year ended March 31, 2024, and for the period September 27, 2022 (commencement of operations) through March 31, 2023	For the year ended March 31, 2024, and the period September 27, 2022 (commencement of operations) through March 31, 2023
AXS Esoterica NextG Economy ETF	For the year ended March 31, 2024	For the year ended March 31, 2024, and the period ended March 31, 2023	For the year ended March 31, 2024, and the period ended March 31, 2023

With respect to AXS Change Finance ESG ETF, the financial highlights for each of the three years in the period ended July 31, 2019 through 2021 were audited by other auditors, whose report dated September 28, 2021 expressed an unqualified opinion on such statement and financial highlights.

With respect to AXS Esoterica NextG Economy ETF, the statement of changes in net assets for the year ended October 31, 2022 and the financial highlights for each of the two years in the period ended October 31, 2022, and for the period March 30, 2020 (commencement of operations) through October 31, 2020, were audited by other auditors, whose report dated December 21, 2022 expressed an unqualified opinion on such statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

May 28, 2024, except for the presentation of the

stock split for AXS Astoria Inflation Sensitive ETF

as described in Note 1, as to which the date is

June 14, 2024

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended March 31, 2024, 100.00%, 100.00%, 28.20% of dividends to be paid from net investment income, including short-term capital gains from the Astoria Inflation Sensitive ETF, Change Finance ESF ETF and Green Alpha ETF, respectively, are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended March 31, 2024, 40.03%, 100.00%, 55.06% of the dividends to be paid from net investment income, including short-term capital gains (if any), from the Astoria Inflation Sensitive ETF, Change Finance ESG ETF and Green Alpha ETF, respectively, are designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the year ended March 31, 2024, the Green Alpha ETF designates $25,900 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (866) 984-2510. The Trustees and officers of the Funds and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Retired (April 2022 – present); Independent Consulting, financial services organizations (March 2021 – March 2022); Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – March 2021).	20	Monachil Credit Income Fund, a closed-end investment company.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	20	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	20	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Funds (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	20	FPA Funds Trust, a registered investment company (includes 6 portfolios), Source Capital, Inc., a closed-end investment company.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustees:
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	20	Cliffwater Corporate Lending Fund, Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, LLC, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, The Optima Dynamic Alternatives Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, First Trust Alternative Opportunities Fund, Variant Alternative Income Fund, Variant Impact Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, and First Trust Real Assets Fund, each a closed-end investment company.
Joy Ausili b† (born 1966) Trustee, Vice President and Assistant Secretary	January 2023	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Vice President and Assistant Secretary (January 2016 – present), Investment Managers Series Trust II; Vice President and Secretary, Investment Managers Series Trust (March 2016 – present); Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	20	None.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 33 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the AXS Alternative Value Fund, AXS Adaptive Plus Fund, AXS Multi-Strategy Alternatives Fund, AXS Chesapeake Strategy Fund, AXS Market Neutral Fund, AXS Income Opportunities Fund, AXS Merger Fund, AXS Sustainable Fund, AXS Tactical Income Fund, AXS Dynamic Opportunity Fund, AXS FTSE Venture Capital Return Tracker Fund, AXS Real Estate Income ETF, Tradr 1.25X NVDA Bear Daily ETF, Tradr 2X Long Innovation ETF, Tradr TSLA Bear Daily ETF and Tradr Short Innovation Daily ETF, which are offered in separate prospectus. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Ms. Ausili is an “interested person” of the Trust by virtue of her position with Mutual Fund Administration, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Effective January 19, 2023, Eric M. Banhazl, who served as a Trustee of the Trust from September 2013 to January 19, 2023, is serving as a Trustee Emeritus of the Trust. As a Trustee Emeritus, Mr. Banhazl may attend the meetings of the Board of Trustees or any of its committees, but has no duties, powers or responsibilities with respect to the Trust.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on January 24, 2024, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and AXS Investments LLC (the “Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (each, a “Fund” and collectively, the “Funds”):

•	AXS Astoria Inflation Sensitive ETF (the “Astoria Inflation Sensitive ETF”),

•	AXS Change Finance ESG ETF (the “Change Finance ESG ETF”),

•	AXS Esoterica NextG Economy ETF (the “Esoterica NextG Economy ETF”), and

•	AXS Green Alpha ETF (the “Green Alpha ETF”).

At the same meeting, the Board and the Independent Trustees also reviewed and unanimously approved the renewal of the following agreements for an additional one-year term from when they otherwise would expire:

•	the sub-advisory agreement (the “Astoria Sub-Advisory Agreement”) between the Advisor and Astoria Portfolio Advisors, LLC (“Astoria Advisors”) with respect to the Astoria Inflation Sensitive ETF;

•	the sub-advisory agreement (the “Change Finance Sub-Advisory Agreement”) between the Advisor and Change Finance, P.B.C. (“Change Finance”) with respect to the Change Finance ESG ETF;

•	the sub-advisory agreement (the “Esoterica Sub-Advisory Agreement”) between the Advisor and Esoterica Capital LLC (“Esoterica Capital”) with respect to the Esoterica NextG Economy ETF; and

•	the sub-advisory agreement (the “Green Alpha Sub-Advisory Agreement”) between the Advisor and Green Alpha Advisors, LLC (“Green Alpha”) with respect to the Green Alpha ETF.

Astoria Advisors, Change Finance, Esoterica Capital, and Green Alpha are collectively referred to below as the “Sub-Advisors.” The Advisory Agreement, the Astoria Sub-Advisory Agreement, the Change Finance Sub-Advisory Agreement, the Esoterica Sub-Advisory Agreement, and the Green Alpha Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.”

In approving renewal of the Fund Advisory Agreements with respect to each Fund, as applicable, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Fund Advisory Agreements from the Advisor, the Sub-Advisors, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Advisor and the Sub-Advisors; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Advisor’s and the Sub-Advisors’ compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Advisor’s overall relationship with each Fund; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each, a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each, a “Fund Universe”) for various periods ended October 31, 2023; reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to each Fund Advisory Agreement, as applicable. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board regarding other series of the Trust managed by the Advisor during the year at other Board and Board committee meetings. No representatives of the Advisor or the Sub-Advisors were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

AXS Investments LLC

Nature, Extent, and Quality of Services

The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•	The Astoria Inflation Sensitive ETF’s total return for the one-year period was above the Peer Group and Global Allocation Fund Universe median returns and the Bloomberg U.S. TIPS 1-3 Year Index return, but below the AXS Astoria Blended Benchmark Index return and the MSCI ACWI return by 3.53% and 6.92%, respectively. The Trustees considered the Advisor’s assertion that the Fund’s underperformance relative to the AXS Astoria Blended Benchmark Index was due to stock selection and asset class weighting differences during a volatile year in which inflation rates increased and decreased.

•	The Change Finance ESG ETF’s annualized total return for the five-year period was above the Peer Group median return, but below both the Large Blend Fund Universe median return and the Change Finance Diversified Impact U.S. Large Cap Fossil Free Fuel Index (the “Change Finance Index”) return by 0.61%. The Fund’s total return for the one-year period was below the Peer Group median return, the Change Finance Index return, and the Fund Universe median return by 0.34%, 0.57%, and 1.43%, respectively. The Fund’s annualized total return for the three-year period was below the Change Finance Index return and the Fund Universe and Peer Group median returns by 0.51%, 3.96%, and 4.57%, respectively. The Trustees considered the Advisor’s assertion that the Fund’s underperformance relative to the Peer Group for the one-year period was due to the Fund’s adherence to the Change Finance Index, which included smaller-cap companies than most of the funds in the Peer Group during a year when mega-cap stocks generally outperformed. The Trustees also considered the Advisor’s assertion that the Fund will always have some tracking error to the Change Finance Index due to the Fund’s fees and expenses.

•	The Esoterica NextG Economy ETF’s total return for the one-year period was above the Peer Group and Technology Fund Universe median returns, the MSCI ACWI Net Return Index return, and the S&P 500 Total Return Index return. The Fund’s annualized total return for three-year period was above the Peer Group and Fund Universe median returns, but below the MSCI ACWI Net Return Index return and the S&P 500 Total Return Index return by 7.24% and 10.92%, respectively. The Trustees considered the Advisor’s assertion that the Fund’s underperformance relative to its benchmarks for the three-year period was due to poor performance in the first three quarters of 2022, when technology and growth stocks were adversely impacted by the rising interest rate environment.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The Green Alpha ETF’s total return for the one-year period was below both the Peer Group and Global Large-Stock Blend Fund Universe median returns by 22.86%, and the MSCI ACWI Investable Market Index return by 24.72%. The Board considered the Advisor’s belief that the Fund’s underperformance relative to the Peer Group was due to stock selection and the Fund’s preference for mid-cap stocks during a period when the funds in the Peer Group invested in large-cap stocks and large-cap stocks generally outperformed.

The Board noted its familiarity with the Advisor and considered the overall quality of services provided by the Advisor to the Funds. In doing so, the Board considered the Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Advisor, its commitment to the maintenance and growth of the Funds’ assets, and its compliance structure and compliance procedures. In addition, the Board considered the respective roles of the Advisor and the Sub-Advisors, noting that the Advisor provides overall supervision of the general investment management and investment operations of each Fund, and oversees the Sub-Advisors with respect to each Fund’s operations, including monitoring the investment and trading activities of the Sub-Advisors, monitoring each Fund’s compliance with its investment policies, and providing general administrative services related to the Advisor’s overall supervision of each Fund; and that the Sub-Advisors’ responsibilities include day-to-day portfolio management. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Astoria Inflation Sensitive ETF’s annual investment advisory fee (gross of fee waivers) was higher than the Global Allocation Fund Universe and Peer Group medians by 0.11% and 0.175%, respectively. The Board considered the Advisor’s belief that the Fund’s advisory fee was relatively high because the Fund, which invests directly in foreign securities, has greater diversification and employs a more active style than many of the funds in the Peer Group.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.18% and 0.34%, respectively.

•	The Change Finance ESG ETF’s annual investment advisory fee (gross of fee waivers) was higher than the Peer Group and Large Blend Fund Universe medians by 0.04% and 0.29%, respectively. The Board considered the Advisor’s belief that the Fund’s advisory fee was relatively high because the Fund offers an investment objective and strategies that are unique and distinct from those of the funds in the Peer Group and Fund Universe.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.04% and 0.29%, respectively. The Board considered that the annual total expenses of the Fund were likely higher than the Peer Group and Fund Universe medians because of the Fund’s higher advisory fee.

•	The Esoterica NextG Economy ETF’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Technology Fund Universe medians. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the same as the Peer Group and Fund Universe medians.

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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•	The Green Alpha ETF’s annual investment advisory fee (gross of fee waivers) was higher than both the Peer Group and Global Large-Stock Blend Fund Universe medians by 0.275%. The Board considered the Advisor’s assertion that the Fund’s advisory fee was relatively high because the Fund offers an investment objective and strategies that are unique and distinct from those of the funds in the Peer Group and Fund Universe, as the Fund engages in active stock selection while at least one fund in the Peer Group allocates to asset class and sector ETFs. The Trustees also noted the Advisor’s observation that unlike the Fund, certain peer funds do not have an ESG overlay, which is more costly to manage.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Fund Universe and Peer Group medians by 0.25% and 0.29%, respectively.

In reviewing the advisory fees and net expenses for each Fund, the Board noted that the Advisor does not manage any other accounts with the same objectives and policies as any Fund, and therefore they did not have a good basis for comparing each Fund’s advisory fee with those of other similar client accounts of the Advisor; and that Advisor set the net expenses for each Fund at a level at which the Advisor can maintain the viability of the Fund. The Board also considered the Advisor’s observation that many of the Funds’ peers were part of larger fund complexes and therefore could have lower expenses or support lower expense caps.

Profitability, Benefits to the Advisor, and Economies of Scale

The Board next considered information prepared by the Advisor relating to its costs and profits with respect to each Fund for the year ended October 31, 2023, noting that the Advisor had not realized a profit with respect to the Change Finance ESG ETF and the Esoterica NextG Economy ETF. The Board determined that the profits of the Advisor from its relationships with the Astoria Inflation Sensitive ETF and Green Alpha ETF were reasonable.

The Board also considered the benefits received by the Advisor as a result of the Advisor’s relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Funds, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Advisor’s compliance program, the intangible benefits of the Advisor’s association with the Funds generally, and any favorable publicity arising in connection with the Funds’ performance. The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Astoria Portfolio Advisors LLC

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by Astoria Advisors to the Astoria Inflation Sensitive ETF. In doing so, the Board considered Astoria Advisors’ specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Astoria Advisors, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Astoria Advisors to the Astoria Inflation Sensitive ETF were satisfactory.

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SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by Astoria Advisors with respect to the Astoria Inflation Sensitive ETF. The Board noted that Astoria Advisors does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s sub-advisory fee with those of other similar client accounts of Astoria Advisors. The Board also noted that the Advisor pays Astoria Advisors’ sub-advisory fee out of the Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Astoria Advisors under the Astoria Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Astoria Advisors provides to the Astoria Inflation Sensitive ETF.

Benefits to Astoria Advisors

The Board also considered the benefits received by Astoria Advisors as a result of its relationship with the Astoria Inflation Sensitive ETF, other than the receipt of its sub-advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Astoria Advisors’ compliance program, the intangible benefits of Astoria Advisors’ association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Change Finance, P.B.C.

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by Change Finance to the Change Finance ESG ETF. In doing so, the Board considered Change Finance’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Change Finance, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Change Finance to the Change Finance ESG ETF were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by Change Finance with respect to the Change Finance ESG ETF, which they noted was lower than the management fees that Change Finance charges to serve as the model provider to separately managed accounts using a substantially identical strategy to the Fund. The Board also noted that the Advisor pays Change Finance’s sub-advisory fee out of the Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Change Finance under the Change Finance Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Change Finance provides to the Change Finance ESG ETF.

Benefits to Change Finance

The Board also considered the benefits received by Change Finance as a result of its relationship with the Change Finance ESG ETF, other than the receipt of its sub-advisory fee, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of Change Finance’s compliance program, the intangible benefits of Change Finance’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Green Alpha Advisors, LLC

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by Green Alpha to the Green Alpha ETF. In doing so, the Board considered Green Alpha’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Green Alpha, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Green Alpha to the Green Alpha ETF were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by Green Alpha with respect to the Green Alpha ETF, which they noted was within the range of fees that Green Alpha charges to manage separately managed accounts using a substantially identical strategy to the Green Alpha ETF. The Board observed, however, that management of registered fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the separately managed accounts that Green Alpha manages. The Board also noted that the Advisor pays Green Alpha’s sub-advisory fee out of the Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Green Alpha under the Green Alpha Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Green Alpha provides to the Green Alpha ETF.

Benefits to Green Alpha

The Board also considered the benefits received by Green Alpha as a result of its relationship with the Green Alpha ETF, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Green Alpha’s compliance program, the intangible benefits of Green Alpha’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Esoterica Capital LLC

Nature, Extent, and Quality of Services

The Board considered the overall quality of services provided by Esoterica Capital to the Esoterica NextG Economy ETF. In doing so, the Board considered Esoterica Capital’s specific responsibilities in day-to-day portfolio management of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Esoterica Capital, as well as its compliance structure. The Board’s observations regarding the performance of the Fund are described above. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Esoterica Capital to the Esoterica NextG Economy ETF were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by Esoterica Capital with respect to the Esoterica NextG Economy ETF, which they noted was lower than Esoterica Capital’s standard fee schedule to manage separate accounts for institutional clients. The Board also noted that the Advisor pays Esoterica Capital’s sub-advisory fee out of the Advisor’s advisory fee.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Esoterica Capital under the Esoterica Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Esoterica Capital provides to the Esoterica NextG Economy ETF.

Benefits to Esoterica Capital

The Board also considered the benefits received by Esoterica Capital as a result of its relationship with the Esoterica NextG Economy ETF, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Esoterica Capital’s compliance program, the intangible benefits of Esoterica Capital’s association with the Fund generally, and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved the renewal of each Fund Advisory Agreement with respect to the Funds, as applicable.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”) met on January 24, 2024 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

Reporting Period - November 1, 2022 through October 31, 2023

AXS Astoria Inflation Sensitive ETF

AXS Change Finance ESG ETF

AXS Green Alpha ETF

Reporting Period – December 17, 2022 through October 31, 2023

AXS Esoterica NextG Economy ETF1

The Board has appointed AXS Investments LLC, the investment adviser to the Funds, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Funds, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the periods detailed above (the “Program Reporting Periods”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions);
•	With respect to the AXS Astoria Inflation Sensitive ETF, AXS Change Finance ESG ETF, AXS Green Alpha ETF, and AXS Esoterica NextG Economy ETF , the Fund Program’s liquidity classification as an ETF or In-Kind ETF and the requirement to maintain this classification;
•	An overview of market liquidity for each Fund during the Program Reporting Periods;
•	Each Fund’s ability to meet redemption requests;
•	Each Fund’s cash management;
•	Each Fund’s borrowing activity, if any, in order to meet redemption requests;
•	Each Fund’s compliance with the 15% limit of illiquid investments; and
•	Each Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for each Fund to adopt a highly liquid investment minimum (“HLIM”).

[1]	Fund reorganized into the Trust on December 16, 2022.

AXS Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Report stated that the Funds primarily hold assets that are defined under the Liquidity Rule as “highly liquid investments,” and therefore each Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Periods.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii) each Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Periods, each Fund was able to meet redemption requests without significant dilution of remaining investors’ interests; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Periods.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

AXS Funds

EXPENSE EXAMPLES

For the Six Months Ended March 31, 2024 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of Fund shares, which are not reflected in these examples.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Astoria Inflation Sensitive ETF	10/1/23	3/31/24	10/1/23 – 3/31/24
Actual Performance	$1,000.00	$1,243.20	$4.24
Hypothetical (5% annual return before expenses)	1,000.00	1,021.22	3.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.76% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

AXS Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended March 31, 2024 (Unaudited)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Change Finance ESG ETF	10/1/23	3/31/24	10/1/23 – 3/31/24
Actual Performance	$1,000.00	$1,249.80	$2.75
Hypothetical (5% annual return before expenses)	1,000.00	1,022.55	2.48

*	Expenses are equal to the Fund’s annualized expense ratio of 0.49% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Green Alpha ETF	10/1/23	3/31/24	10/1/23 – 3/31/24
Actual Performance	$1,000.00	$1,174.30	$5.44
Hypothetical (5% annual return before expenses)	1,000.00	1,020.00	5.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period). Assumes all dividends and distributions were reinvested.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Esoterica NextG Economy ETF	10/1/23	3/31/24	10/1/23 – 3/31/24
Actual Performance	$1,000.00	$1,390.70	$4.50
Hypothetical (5% annual return before expenses)	1,000.00	1,021.23	3.81

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 183/366 (to reflect the six-month period). The expense ratio reflects an expense waiver and expenses absorbed. Assumes all dividends and distributions were reinvested.

FUND INFORMATION

	TICKER	CUSIP
AXS Astoria Inflation Sensitive ETF	PPI	46141T 117
AXS Change Finance ESG ETF	CHGX	46144X 107
AXS Green Alpha ETF	NXTE	46144X 586
AXS Esoterica NextG Economy ETF	WUGI	46144X 495

Privacy Principles of the AXS ETFs for Shareholders

The ETFs are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the ETFs collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the ETFs do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the ETFs. The ETFs do not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AXS ETFs for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting

The ETFs’ proxy voting policies and procedures, as well as information regarding how the ETFs voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (303) 623-2577 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The ETFs file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the ETFs’ Form N-PORT on the SEC’s website at www.sec.gov.

Householding

The ETFs will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the ETFs at (303) 623-2577.

AXS ETFs

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (303) 623-2577

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-833-297-2587.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

AXS Astoria Inflation Sensitive ETF, AXS Change Finance ESG ETF, AXS Esoterica NextG Economy ETF, AXS Green Alpha ETF	FYE 3/31/2024	FYE 3/31/2023
(a) Audit Fees	$58,000	$47,000
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$10,000	$10,000
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

AXS Astoria Inflation Sensitive ETF, AXS Change Finance ESG ETF, AXS Esoterica NextG Economy ETF, AXS Green Alpha ETF	FYE 3/31/2024	FYE 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

AXS Astoria Inflation Sensitive ETF, AXS Change Finance ESG ETF, AXS Esoterica NextG Economy ETF, AXS Green Alpha ETF	FYE 3/31/2024	FYE 3/31/2023
(g) Registrant Non-Audit Related Fees	N/A	N/A
(h) Registrant’s Investment Advisor	N/A	N/A

(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	6/20/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	6/20/2024

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	6/20/2024